UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
SCHEDULE 14A INFORMATION
________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Hyliion Holdings Corp.
______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

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1202 BMC Drive
Cedar Park, Texas 78613
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders of Hyliion Holdings Corp. on Tuesday, May 21, 2024 at 1:30 p.m. Central Time. We are pleased to utilize a virtual format for our Annual Meeting again this year. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting https://www.cstproxy.com/hyliion/2024. Our Annual Meeting will only be accessible online as discussed in greater detail in the Proxy Statement. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
As described in the accompanying Notice and Proxy Statement, at the Annual Meeting you will be asked to (1) elect the three directors named in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified; (2) ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2024; (3) approve, on an advisory basis, our named executive officers’ compensation; and (4) approve the Hyliion Holdings Corp. 2024 Equity Incentive Plan (the “2024 Plan”).
We look forward to you joining us at the virtual Annual Meeting. Thank you for your continued support.

Sincerely,

Jeffrey Craig     Thomas Healy
Board Chair     Founder & CEO, Director
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NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
1:30 p.m. Central Time
Tuesday, May 21, 2024
Virtual Meeting Site: https://www.cstproxy.com/hyliion/2024
Dear Stockholder:
Notice is hereby given that the 2024 Annual Meeting of Stockholders (“Annual Meeting”) of Hyliion Holdings Corp., a Delaware corporation (the “Company”) will be held on Tuesday, May 21, 2024 at 1:30 p.m. Central Time at https://www.cstproxy.com/hyliion/2024. Our Annual Meeting will only be accessible online as discussed in greater detail in the Proxy Statement.

Items of Business	Our Board of Directors Recommends that You Vote
To elect the three directors named in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified	FOR the election of each director nominee

To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent auditors for the fiscal year ended December 31, 2024	FOR the ratification of the appointment

To approve, on an advisory basis, compensation for the Company’s named executive officers, as disclosed in the Proxy Statement	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers

To approve the Hyliion Holdings Corp. 2024 Equity Incentive Plan (the “2024 Plan”)	FOR the approval of the 2024 Plan

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof	The Board of Directors is not aware of any other business to be brought at the Annual Meeting
The Board of Directors has fixed March 27, 2024 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. Our proxy materials are first being made available to our stockholders beginning on March 29, 2024.
By Order of the Board of Directors,
Jose Oxholm
Chief Legal and Compliance Officer
Important Notice Regarding the Availability Of Proxy Materials for the Hyliion 2024 Annual
Meeting to be Held on May 21, 2024.
This Notice, Proxy Statement and our 2023 Annual Report are available at
https://www.cstproxy.com/hyliion/2024
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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement and documents referenced herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs, including statements about the commercial progress and future financial performance of the Company. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Proxy Statement, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the U.S. Securities and Exchange Commission (the “SEC”), especially under the heading “Risk Factors.” The forward-looking statements in this Proxy Statement and documents referenced herein speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

PROXY STATEMENT
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS OF
HYLIION HOLDINGS CORP.
ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Hyliion Holdings Corp. (“Hyliion” or the “Company”) for the Annual Meeting of Stockholders to be held on Tuesday, May 21, 2024 at 1:30 p.m. Central Time, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year so our stockholders can participate from any geographic location with Internet connectivity. We believe this is an important step to enhancing accessibility to our Annual Meeting for all of our stockholders and reducing the carbon footprint of our activities.
Stockholders may view a live webcast of the Annual Meeting at https://www.cstproxy.com/hyliion/2024 and may submit questions during the Annual Meeting as discussed in greater detail below. Our principal offices are located at 1202 BMC Drive, Suite 100, Cedar Park, Texas 78613. This Proxy Statement is first being made available to our stockholders beginning on March 29, 2024.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.0001 per share, at the close of business on March 27, 2024, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 175,361,238 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. There is no cumulative voting in the election of directors. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our stockholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs stockholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We are also providing the option for stockholders to elect to receive our proxy materials via e-mail in the future, and if you make this election, you will receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein, “FOR” the ratification of the appointment of our independent auditors, “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and “FOR” the approval of the 2024 Plan. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. We believe that each of these voting methods is available 24 hours per day, seven days per week, but you should review your proxy card or voting instruction form for details regarding casting your vote.

We encourage you to cast your vote by one of the following methods, depending on how your shares are held:
•You can use the Internet to vote your proxy at www.cstproxyvote.com. Have your proxy card or voting instruction form available when you access the website. Follow the prompts to vote your shares.
•You can vote at the Annual Meeting by using your 12-digit control number to vote electronically.
•You can mark, sign and date your proxy card or voting instruction form and return it in advance of the meeting.
•You can instruct your bank, brokerage firm, or other nominee how to vote your shares, as further described in “Shares Held in Street Name” below.
Holders of Record.    The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Continental Stock Transfer & Trust Company, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting, as described in greater detail below. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
Shares Held in Street Name.    If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You generally may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also generally may participate in and vote during the Annual Meeting, as described in greater detail below.
If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares may or may not vote your shares in its discretion. Whether the bank, brokerage firm or other nominee may vote your shares depends on the proposals before the Annual Meeting.
Brokers have the discretionary authority under the rules of the NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters. The rules of the NYSE, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on such proposal. Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to exercise its discretion, broker non-votes will not be counted as voting in favor of or against the particular matter.
Please note that your bank, broker or other nominee may not vote your shares with respect to the following matters in the absence of your specific instructions as to how to vote with respect to such matters: (i) the election of the three nominees for director, (ii) the approval, on a non-binding advisory basis, of compensation of our named executive officers or (iii) the approval of the 2024 Equity Incentive Plan. Under the rules of the NYSE, these matters are not considered “routine” matters.
Based on NYSE rules, we believe that the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2024 is a “routine” matter for which your bank, broker or other nominee may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a street name shareholder and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.
Attending and Voting Online
If you plan to attend the Annual Meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate in the Annual Meeting, but you may view the Annual Meeting webcast. Stockholders may participate in the Annual Meeting by visiting https://www.cstproxy.com/hyliion/2024; interested persons who were not stockholders as of the close of business on March 27, 2024 may view, but not participate, in the Annual Meeting. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to log on to https://www.cstproxy.com/hyliion/2024 and vote in advance of the Annual Meeting.

Holders of Record.    To attend online and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice of Internet Availability or proxy card to log in to https://www.cstproxy.com/hyliion/2024.
Shares Held in Street Name.    If you are a beneficial stockholder and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the https://www.cstproxy.com/hyliion/2024 website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, beneficial stockholders who do not have a control number or access code should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “control number” in order to be able to attend, participate in or vote at the Annual Meeting.
Participation in the Annual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our stockholders can participate from any geographic location with Internet connectivity. We believe this is an important step to enhancing accessibility to our Annual Meeting for all of our stockholders and reducing the carbon footprint of our activities. We discuss how you can participate in the meeting and vote your shares above. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 27, 2024, the record date, or hold a valid proxy for the meeting.
Asking Questions.    Stockholders have multiple opportunities to submit questions to the Company for the Annual Meeting. Stockholders who wish to submit a question in advance may do so at https://www.cstproxy.com/hyliion/2024. Stockholders also may submit questions live during the meeting. Based on the time allotted during the meeting we will answer relevant and appropriate questions as they come in. If the meeting ends, we will answer them on an individual basis. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website or during the seven days prior to the meeting at https://www.cstproxy.com/hyliion/2024.
Technical Support.    We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 1:15 p.m. Central Time. If you have difficulties during the check-in time or during the Annual Meeting, we will have technicians ready to assist you with any difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call 917-262-2373.
Voting Standards
Nominees for director are elected to the Board by a plurality standard. Practically speaking, this means that the directors who receive the highest number of votes are elected to the available seats. Because there are three seats for which three directors have been nominated, we expect that each of the three nominees will be elected. However, if the votes cast for any nominee do not exceed the votes withheld from the nominee, the Board will consider that in assessing the Board’s composition going forward and in considering whether to renominate a particular individual in the future. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the outcome of the election. “Broker non-votes” will also have no effect on the outcome of the election. For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of common stock present in person, including by remote communication as applicable, or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, cast abstentions are counted as a vote “against” the matter. Broker non-votes, if any, will have no effect on the outcome of these matters. We do not expect there to be any broker non-votes for the ratification of the appointment of our independent auditors since brokers have discretion to cast votes on those matters.
Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
ITEM 1 — ELECTION OF DIRECTORS
In accordance with our Bylaws, the Board has fixed the number of directors currently constituting the Board at eight. Our Board is currently staggered, which means that only one class of directors is up for election in any given year.

At the Annual Meeting, our Class I directors, Vincent Cubbage, Thomas Healy, and Melanie Trent, who currently serve as directors on the Board, are up for election. Our Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposes that Mr. Cubbage, Mr. Healy and Ms. Trent be elected at the Annual Meeting, with each holding office until the 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Biographical information about each of the nominees and a discussion of the qualifications, attributes and skills of each nominee is contained in the following section.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Mr. Cubbage, Mr. Healy and Ms. Trent. Mr. Cubbage, Mr. Healy and Ms. Trent have accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy, or the Board may reduce the size of the Board. If you are a beneficial owner holding your shares in street name and you do not give voting instructions to your broker, bank or other intermediary, that organization will leave your shares unvoted on this matter.
The Board of Directors recommends a vote “FOR” the election of Mr. Cubbage, Mr. Healy and Ms. Trent.

CORPORATE GOVERNANCE: THE BOARD AND MANAGEMENT
Board and Corporate Governance Developments
In 2023, we continued to evolve our Board composition and corporate governance practices toward best practices and alignment with the Company’s strategic direction and objectives as set forth below.
Board Developments
On March 17, 2023, Elaine L. Chao and Howard Jenkins resigned as part of a refreshment of our Board. The Board voted to expand the number of directors to ten (10) and appointed Melanie Trent, Richard Freeland and Rodger Boehm to fill the resulting vacancies. Each of Ms. Trent and Messrs. Freeland and Boehm bring key industry and organizational management credentials and we are pleased to have them join us.
In addition, effective February 13, 2024, Andrew Card, Jr. and Stephen Pang have resigned from our Board. Mr. Card is pursuing a new leadership role with The George & Barbara Bush Foundation and Mr. Pang is resigning due to personal reasons. In connection with the resignations of Mr. Card and Mr. Pang, the Board voted to decrease the size of the Board from ten (10) members to eight (8) members. We believe that the current Board composition, skill set and amended Board size align with the current and future needs of the Company.
Corporate Governance Developments
In 2023, the Board adopted the Hyliion Holdings Corp. Amended and Restated Clawback Policy (the “Clawback Policy”), designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Exchange Act Rule 10D-1, and NYSE Listed Company Manual Section 303A.14. The Clawback Policy provides for the recoupment of excess incentive compensation paid to current and former executives of the Company in the event that the Company is required to prepare an accounting restatement of its financial statements due to material noncompliance with the financial reporting requirements under the securities law. In addition, the Board also adopted the Hyliion Holdings Corp. Supplemental Clawback Policy (the “Supplemental Clawback Policy”) which provides for additional recoupment of incentive compensation, including any time-based cash or equity awards or rights, paid to employees and officers if such individuals engage in acts of fraud or material misrepresentation, regardless of whether an accounting restatement is required.
In addition, in May 2023, the Board adopted and approved the Hyliion Holdings Corp. Executive Severance Plan (the “Severance Plan”) and a form of Change in Control Agreement (the “CIC Agreement”) for certain executive officers. In agreeing to participate in the Severance Plan and CIC Agreement, each of the executive officers (except for Mr. Healy) agreed to terminate their existing employment agreements. Because Mr. Healy’s employment agreement included unique provisions relating to his intellectual property rights, Mr. Healy and the Board agreed that he would continue to be employed under the terms of his employment agreement but would be permitted to enter into a CIC Agreement. The Severance Plan and the CIC Agreement are intended to attract and retain qualified executives by providing participants with an opportunity to receive benefits in the event of certain qualifying separations from employment with the Company, given the limited availability of corporate executive positions and the typically long search processes to acquire such positions. The Compensation Committee determined that the new Severance Plan and CIC Agreement were necessary and appropriate following its periodic review of the Company’s executive compensation and severance arrangements and benchmarking those practices to ensure the competitiveness of the Company in attracting and retaining executive talent.
Board Leadership
The roles of Board Chair and Chief Executive Officer are currently separated. Although the Board believes that there are advantages to having an independent Board Chair, the Board has no policy regarding the separation of the roles of Chair and Chief Executive Officer and considers the duties of these roles and whether they should be combined or separated, during succession planning. We believe our approach is appropriate because it allows the Board to select a Chair and leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. In the event the Board elects as its Chair a director who is not independent, the Board shall also designate a lead director who is independent.

Directors
Our directors, their ages and committee memberships as of March 13, 2024 are as follows:

Name	Age	Position
Employee Directors
Thomas Healy(4)	31	Chief Executive Officer and Director
Non-Employee Directors
Rodger Boehm(1)(4)	64	Director
Jeffrey Craig(3)	63	Chair of the Board of Directors
Vincent Cubbage(2*)(3)	59	Director
Richard Freeland(2)(4)	66	Director
Mary Gustanski(2)(4*)	61	Director
Robert Knight, Jr.(1*)(5)	66	Director
Melanie Trent(1)(3*)	59	Director
____________
(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee
(3)      Member of the Nominating and Corporate Governance Committee
(4)      Member of the Technology Committee
(5)      Audit Committee Financial Expert
*         Committee Chair
Rodger Boehm.    Mr. Boehm has served as a director of the Board since March 2023. Mr. Boehm was a senior partner at McKinsey & Company, Inc. where he spent 31 years, departing in 2017, in a variety of roles in increasing responsibility. He led client service for leading global institutions helping companies to significantly improve their revenue, cost, and service performance. Mr. Boehm currently serves on the board of directors of Ruggable and FreightCar America, and he also served on the board of directors of Meritor Inc. from 2017 to 2023. Mr. Boehm holds a bachelor of science degree from Purdue University and a master of business administration degree from Harvard University.
Jeffrey Craig.    Mr. Craig has served as a director of the Board since January 2022. Mr. Craig served as Executive Chairman of the Board of Meritor, Inc. (NYSE: MTOR) (“Meritor”) until December 31, 2021 and Chief Executive Officer and President of Meritor from April 2015 to February 28, 2021. He previously served Meritor as President and Chief Operating Officer from June 2014 to March 2015; Senior Vice President and President, Commercial Truck and Industrial from February 2013 to May 2014; Senior Vice President and Chief Financial Officer from February 2009 to January 2013; Acting Controller from May 2008 to January 2009; Senior Vice President and Controller from May 2007 to April 2008; and Vice President and Controller from May 2006 to April 2007. Prior to joining Meritor, Mr. Craig served as President and Chief Executive Officer of General Motors Acceptance Corp. (“GMAC”) Commercial Finance (commercial lending service) from 2001 to April 2006. Prior to that, he served as President and Chief Executive Officer of GMAC’s Business Credit division from 1999 to 2001. He joined GMAC as a general auditor in 1997 from Deloitte & Touche, where he served as an audit Partner. Mr. Craig has been a director of Arcosa, Inc. (NYSE: ACA) (manufacturer of infrastructure-related products) since September 2018, where he serves as a member of the audit committee. Mr. Craig holds a bachelor’s degree in Accounting from Michigan State University and an M.B.A. from Duke University.
Vincent Cubbage.    Mr. Cubbage served as Tortoise Acquisition Corp.’s (“TortoiseCorp”) Chief Executive Officer, President and Director from November 2018 to September 2020, as Chairman of the Tortoise Corp Board of Directors since the completion of its initial public offering in March 2019, and has continued to serve on the Board following the completion of the business combination of TortoiseCorp with the Company. From July 2020, Mr. Cubbage served as Chief Executive Officer, President and as a Director of Tortoise Acquisition Corp. II (“TAC II”) and as Chairman of the Board of Tortoise Acquisition Corp. Il since the completion of its initial public offering in September 2020, and continued to serve on the Board of Volta Inc. (NYSE: VLTA) following the completion of its business combination with TAC II. Mr. Cubbage was appointed Co-Chairperson of the Board of Directors from March 28, 2022 and Interim Chief Executive Officer from June 13, 2022 through the sale of the business to Shell USA, Inc on March 31, 2023. Mr. Cubbage has served as Chief Executive Officer and as a Director of TortoiseEcofin Acquisition Corp. III (“TRTL”) since February 2021 and as Chairman of the Board of Directors following the completion of its Initial Public Offering in July 2021. Mr. Cubbage was the Founder and served as the Chief Executive Officer and a member of the Board of Managers of Lightfoot Capital Partners GP LLC, the general partner of Lightfoot Capital Partners, LP, from its formation in 2006 through its wind-up in December 2019. He served as Chief Executive Officer, Director and Chairman of the Board of Arc Logistics GP LLC, the general partner of Arc Logistics Partners LP (NYSE: ARCX), from October 2013 to the date of its sale in December 2017. From 2007 to 2011, Mr. Cubbage also served on the board of managers of the general partner of International Resources Partners LP, a private partnership founded by Lightfoot Capital. Prior to founding Lightfoot Capital, Mr. Cubbage was a Senior Managing Director and Sector Head in the Investment Banking Division of Banc of America Securities, where he worked from 1998 to 2006. Before joining Banc of America Securities, Mr. Cubbage was a Vice President at Salomon Smith Barney in the Global Energy and Power Group where he worked from 1994 to 1998. Mr. Cubbage received an M.B.A. from the American Graduate School of International Management and a B.A. from Eastern Washington University.
Richard Freeland.    Mr. Freeland has served as a director of the Board since March 2023. Mr. Freeland served as President and Chief Operating Officer of Cummins Inc., (NYSE: CMI), a global manufacturer of engines, power systems, and related components, from July 2014 to October 2019, prior to which he served in various senior leadership positions, including Vice President of the Engine Business from 2010 to 2014, President of the Components Group from 2008 to 2010, and President of Worldwide Distribution Business from 2005 to 2008. Mr. Freeland serves on the board of directors of Valvoline Inc. (NYSE: VVV) and on the Purdue University, Krannert School of Management Advisory Council. Mr. Freeland holds a bachelor of science degree from Purdue University and a master of business administration degree from Indiana University.
Mary Gustanski.    Ms. Gustanski has served as a director of the Board since August 2021. Ms. Gustanski spent over 39 years in the automotive industry. She retired in 2019 as the Senior Vice President and Chief Technology Officer for Delphi Technologies, formerly Delphi Automotive. In this role, Ms. Gustanski was responsible for the company’s innovation and global technologies, including advanced propulsion systems for future vehicle electrification. Prior to this role, she served as Vice President, Engineering & Program Management for Delphi Automotive, which spun off its propulsion business to become Delphi Technologies in 2019. Ms. Gustanski also serves as a member of the Board of Directors for Amprius Technologies, Inc. since June 2023. Ms. Gustanski holds a bachelor’s degree in mechanical engineering and a master’s degree in manufacturing management from Kettering University.
Thomas Healy.    Mr. Healy has served as our Chief Executive Officer since October 2020 and prior to this, served as Chief Executive Officer of Hyliion Inc., (“Legacy Hyliion”) since January 26, 2016. While leading the Company, Mr. Healy has been awarded numerous awards and patents in the electrification space. Mr. Healy founded Legacy Hyliion while studying to obtain a Master’s in mechanical engineering and had previously founded multiple start-ups during his undergraduate studies. He took a leave of absence during his Master’s program in 2015 to pursue founding Legacy Hyliion. Mr. Healy holds a B.S. degree in Mechanical Engineering with a double-major in Engineering and Public Policy from Carnegie Mellon University. In 2023, Mr. Healy joined the Board of Trustees of Carnegie Mellon University.
Robert Knight, Jr.   Mr. Knight has served as a director of the Board since October 2020. Mr. Knight served as Chief Financial Officer of Union Pacific Corporation (NYSE: UNP), a transportation company that primarily operates one of the largest railroads in North America, from 2004 until his retirement in 2019. Mr. Knight has served as a director of Schneider National, Inc. (NYSE: SNDR), a transportation and logistics company, since April 2020 and a member of Canadian National Railroad board including member of audit committee and compensation committee. Mr. Knight holds a bachelor’s degree in business administration from Kansas State University and an M.B.A. from Southern Illinois University.
Melanie Trent.    Ms. Trent has served as a director of the Board since March 2023. Ms. Trent served in various legal, administrative, and compliance roles for Rowan Companies plc (now part of Valaris plc), a global offshore contract drilling company, from 2005 to April 2017, including as Executive Vice President, General Counsel and Chief Administrative Officer from 2014 to April 2017, as Senior Vice President, Chief Administrative Officer and Company Secretary from 2011 to 2014, and as Vice President and Corporate Secretary from 2010 to 2011. Prior to joining Rowan, she served in various legal, administrative and investor relations roles for Reliant Energy Incorporated. Ms. Trent also serves as Lead Director of Diamondback Energy, Inc. (NASDAQ:FANG), an independent oil and natural gas company, since 2018, and as a director of Arcosa, Inc. (NSYE: ACA), a company focused on construction, energy and transportation products and services, since 2018. Ms. Trent previously served on the boards of Noble Corp (NYSE:NE) from February 2021 until its merger with Maersk Drilling in October 2022, and Frank’s International (from 2019 until its merger with Expro in October 2021. She also serves on the board of directors of several charities. Ms. Trent holds a bachelor's degree in Italian from Middlebury College and a juris doctor degree from Georgetown University Law Center.
Board Composition
Our business and affairs are organized under the direction of the Board which consists of eight members. Jeffrey Craig serves as Chair of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Corporate Governance Guidelines provide that directors are expected to attend and participate in Board meetings and meetings of committees on which they serve. The Board meets on a regular basis and additionally as required. The Board held seven meetings in 2023. During the directors’ respective terms, each attended at least 75% of the meetings of the Board and of each committee on which he or she served in 2023. Our independent directors regularly hold executive sessions without our Chief Executive Officer or management present, and in 2023, our independent directors met in executive session in connection with each regular Board meeting. We held an annual meeting of the stockholders on May 23, 2023 (the “2023 Annual Meeting”). All directors who were serving as of the 2023 Annual Meeting attended the 2023 Annual Meeting.
The Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms, as set forth below:
•        Class I, which consists of Vincent Cubbage, Thomas Healy, and Melanie Trent whose terms will expire at this annual meeting of stockholders;
•        Class II, which consists of Jeffrey Craig and Richard Freeland, whose terms will expire at our 2025 annual meeting of stockholders; and
•        Class III, which consists of Rodger Boehm, Mary Gustanski, and Robert Knight, Jr. whose terms will expire at our 2026 annual meeting of stockholders.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified.
Director Independence
The Board has determined that each of the following directors qualifies as an independent director as defined under the NYSE listing standards: Messrs. Boehm, Craig, Cubbage, Freeland and Knight, and Mses. Gustanski and Trent. Mr. Healy is not independent because of his service as our CEO. The Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing standards relating to director independence requirements. In addition, we are subject to the rules of the SEC and the NYSE relating to the membership, qualifications, and operations of the Audit Committee, as discussed below.
Director Skills Matrix
We seek to elect a Board of Directors that represents the variety of diverse skills and expertise required to govern a company like Hyliion. We are pleased to have added directors over the past year that further deepen the skills present on our Board, including in the areas of technology, organizational management, human resources and regulatory compliance. The matrix below represents the skills that we hold as priority in governing Hyliion and the expertise of each Director that correlates to those skills.

KNOWLEDGE, SKILLS AND EXPERIENCE	RODGER BOEHM	JEFFREY CRAIG	VINCENT CUBBAGE	RICHARD FREELAND	MARY GUSTANSKI	THOMAS HEALY	ROBERT KNIGHT, JR.	MELANIE TRENT
Corporate Governance Experience	X	X	X	X		X	X	X
International Experience	X	X		X	X		X	X
Finance Experience	X	X	X			X	X
Corporate Development/Strategic Experience	X	X	X	X	X	X	X	X
Industry/Operations Experience	X	X	X	X	X	X	X
Management Experience	X	X	X	X	X	X	X	X

DEMOGRAPHICS
Age	64	63	59	66	61	31	66	59
Gender Diverse					X			X
Racially or Ethnically Diverse
Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. Our

Nominating and Corporate Governance Committee assesses and monitors the Company’s relevant risks and opportunities around environmental, social, and governance (“ESG”) issues.
Cybersecurity Risk Management
The Company's Chief Financial Officer and the Audit Committee of the Board have responsibility for the oversight of cybersecurity threats and incidents and review the Company’s related programs and policies on an annual basis. While we have not experienced any material risks from cybersecurity incidents or threats to date, we recognize the evolving threat landscape and remain vigilant in our security posture, which includes ensuring that our Board is well versed on matters related to cybersecurity.
Board Committees
The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Technology Committee, each of which has adopted a charter that complies with the applicable requirements of current NYSE rules. Copies of these charters are available in the “Investors — Governance — Governance Documents” section of our website at www.hyliion.com.
Audit Committee
In 2023, our Audit Committee consisted of Andrew Card, Jr., Rodger Boehm, Robert Knight, Jr., and Stephen Pang. Following Sec. Card’s and Mr. Pang’s departure from the Board in February 2024, the Board and the Nominating and Corporate Governance Committee appointed Melanie Trent to the Audit Committee. The Board determined that each of the members of the Audit Committee satisfies the independence requirements of the NYSE and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with NYSE audit committee requirements. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment.
Mr. Knight served as the chair of the Audit Committee. The Board determined that each of the members of our Audit Committee qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE listing rules. In making this determination, the Board considered each such director’s formal education and previous experience in financial roles. Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee. The Audit Committee held four meetings during the 2023 fiscal year.
The primary functions of this committee include, among other things:
•reviewing the adequacy and effectiveness of our internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of our internal audit function;
•reviewing our financial reporting processes and disclosure controls;
•evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors; and
•reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies.
Compensation Committee
In 2023, our Compensation Committee consisted of Vincent Cubbage, Mary Gustanski and Howard Jenkins. Richard Freeland joined the committee following the departure of Mr. Jenkins in March 2023. Mr. Cubbage served as the chair of the Compensation Committee. The Board determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of the NYSE. The Compensation Committee held six meetings during the 2023 fiscal year.
The primary functions of the committee include, among other things:
•reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•reviewing and approving the compensation and other terms of employment of our executive officers; including employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives; and
•administering our equity and cash incentive plans to the extent authorized by the Board including making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board.
Nominating and Corporate Governance Committee
In 2023, our Nominating and Corporate Governance Committee consisted of Elaine Chao, Jeffrey Craig and Vincent Cubbage. Melanie Trent joined the committee following the departure of Ms. Chao in March 2023. Mr. Craig served as the chair of the Nominating and Corporate Governance Committee. The Board determined that each of the members of our Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE. The Nominating and Corporate Governance Committee held four meetings during the 2023 fiscal year.
The primary functions of this committee include, among other things:
•identifying, reviewing and making recommendations of candidates to serve on the Board including evaluating nominations by stockholders of candidates for election to the Board;
•evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;
•evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals; and
•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends.
The Nominating and Corporate Governance Committee has the formal responsibility to oversee the Company’s environmental, social, and governance (“ESG”) strategies, practices, and metrics, as set forth in its charter. The Nominating and Corporate Governance Committee monitors and evaluates the Company’s relevant risks and opportunities around ESG issues and may refer ESG disclosures to other committees of the Board and/or to the Board for review and approval.
Technology Committee
In 2023, our Technology Committee consisted of Elaine Chao, Mary Gustanski, and Thomas Healy. Rodger Boehm and Richard Freeland joined the committee following the departure of Ms. Chao in March 2023. Ms. Gustanski served as the chair of the Technology Committee. The Technology Committee held three meetings during the 2023 fiscal year.
The primary functions of this Committee include, among other things:
•assisting the Board of Directors in its oversight of the Company’s product and technology roadmaps;
•providing insight and input to the Corporation’s management in formulating the technology strategy and vision for the Corporation, including assessing technology partnerships or acquisitions;
•assisting in the formation of, and advising the Board regarding the Company’s approaches to acquiring and maintaining a range of diverse technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and venture capital investments); and
•overseeing and evaluating the Corporation’s efforts and planning as they relate to intellectual property, information technology and cyber security preparedness, including systems, policies and procedures.

Considerations and Process for the Selection of New Directors
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee takes into account the qualities they seek for directors, and the directors’ individual qualifications, skills, age, diversity, and background that enable the directors to effectively and productively contribute to the Board’s oversight of the Company. Specifically, in considering candidates recommended by the Nominating and Corporate Governance Committee, the Board considers the following qualifications: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) having experience as a board member or executive officer of another publicly held company; and (vi) having a diverse personal background, perspective and experience.
When evaluating existing directors for re-nomination, the Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Healy, who is an employee, their independence.
In fulfilling its responsibility to oversee the selection of directors, the Nominating and Corporate Governance Committee will consider persons identified by our stockholders, management, and others. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit informal recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at 1202 BMC Drive, Suite 100, Cedar Park, Texas 78613.
Stockholder Engagement Efforts and Board Communication
In May 2023, the Board submitted for stockholder approval advisory votes on the compensation of the Company's named executive officers (“Say on Pay”). At the annual meeting in May 2023, approximately 96% of the votes cast were in favor of the compensation of the Company's named executive officers. This was an advisory vote only and is not binding on the Board, which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board takes the results of this vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with stockholders on compensation and related matters. The Board continues to believe that stockholders should be able to express their views on the executive compensation program on an annual basis.
Our relationship and on-going dialogue with our stockholders are an important part of our Board’s and our executive team’s corporate governance commitment. The Board welcomes communications from our stockholders and other interested parties. We actively seek input from our stockholders because we value the contribution stockholder engagement gives to overall business success. Our executives meet with our investment community regularly and discuss a variety of matters, including common investor interests, ESG matters and emerging issues. We provide our Board with reports on the key themes and results of these discussions.
Stockholders and other interested parties may communicate with our executive team or the Board (including the Board Chair, the chair of any committee, the independent directors as a group and/or any Board member) by email to companysecretary@hyliion.com. Stockholders and any other interested parties should mark the subject line of each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted Corporate Governance Guidelines that address, among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding director independence. Copies of the Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available in the “Investors — Governance — Governance Documents” section of our website at www.investors.hyliion.com. We intend to disclose any amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to senior executives by posting such information, if any, on the Company’s website.
Anti-Hedging and Anti-Pledging Policies
As part of our insider trading policy, we prohibit employees, directors and consultants from engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of our shares owned by such employees or directors. We further prohibit employees, directors and consultants from holding Company securities in a margin account or otherwise pledging our securities as collateral for a loan.

DIRECTOR COMPENSATION
In March 2023, our Board approved the 2023 compensation program for our non-employee directors as follows:
•an annual cash retainer equal to $75,000, paid in four equal quarterly installments;
•additional cash compensation for the chair of the Board, in the amount of $50,000, the chair of the Audit Committee, in the amount of $25,000 and for all other committee chairs, in the amount of $15,000; and
•an award of restricted stock units equal to $125,000, granted based on a share floor price of $5.00 per unit, which fully vest on the first anniversary of the grant date.
The table below discloses non-employee director compensation for the fiscal year 2023.

	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Rodger Boehm	$59,375	$43,899	$103,274
Andrew Card, Jr.	$75,000	$57,500	$132,500
Elaine Chao(3)	$18,750	$57,500	$76,250
Jeffrey Craig	$128,125	$57,500	$185,625
Vincent Cubbage	$90,000	$57,500	$147,500
Richard Freeland	$59,375	$43,899	$103,274
Mary Gustanski	$90,000	$57,500	$147,500
Howard Jenkins(3)	$18,750	$57,500	$76,250
Robert Knight, Jr.	$100,000	$57,500	$157,500
Stephen Pang	$75,000	$57,500	$132,500
Melanie Trent	$71,250	$43,899	$115,149
____________
(1)      Amounts in this column represent the annual cash retainer earned in 2023 for service on the Board and additional fees for service as follows: Mr. Craig as chair of the Board, Mr. Knight as chair of the Audit Committee, Ms. Trent as chair of the Nominating and Corporate Governance Committee, Mr. Cubbage as chair of the Compensation Committee, and Ms. Gustanski as chair of the Technology Committee. Ms. Chao and Mr. Jenkins departed the Board effective March 17, 2023, and their annual cash retainer was adjusted accordingly. Mr. Boehm, Mr. Freeland, and Ms. Trent joined the Board effective March 17, 2023, and their annual cash retainer was adjusted accordingly.
(2)      Amounts in this column represent the grant date fair market value of RSUs granted during 2023, valued based on the closing price of our common shares on the date of grant of between $2.21 and $2.30.
(3)      Ms. Chao and Mr. Jenkins departed the Board effective March 17, 2023 and received accelerated vesting of 27,142 and 30,000 share awards, respectively, through that date.
The director compensation program for our non-employee directors for 2024 is substantially consistent with the 2023 program.
The Board reviews director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. See “Stock Ownership Guidelines” below for further detail on our director compensation stock ownership requirements.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning shares of common stock authorized or available for issuance under the Company’s equity compensation plans as of December 31, 2023:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders (2020 Equity Incentive Plan)	—	—	6,988,626
Equity compensation plans approved by security holders (Hyliion Holdings Corp. Employee Stock Purchase Plan)	—	—	1,800,000
Equity compensation plans not approved by security holders(1)	—	—	—
Total	—	—	8,788,626
____________
(1)      The Hyliion Inc. 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by Legacy Hyliion prior to the Business Combination, and no additional awards will be granted pursuant to the 2016 Plan. As of December 31, 2023, the number of securities to be issued upon exercise of outstanding options pursuant to the 2016 Plan was 522,971, and the weighted-average exercise price of outstanding options pursuant to the 2016 Plan was $0.20.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
There were no disclosable related party transactions during the years ended December 31, 2023 and 2022.
BENEFICIAL OWNERSHIP TABLES
The following tables set forth information known to us regarding the beneficial ownership of the common stock as of March 13, 2024 by:
•each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock;
•each current named executive officer and director (including each nominee) of the Company; and
•all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within 60 days. Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Security Ownership of Certain Beneficial Owners

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Common Stock
BlackRock, Inc.	9,920,146(1)	5.6%
Colle Capital Partners I, L. P.	9,548,288(2)	5.4%
____________

(1)      Information regarding share ownership was obtained from the Schedule 13G filed on January 31, 2024 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 9,720,626 shares of our common stock, shared voting power over 0 shares of our common stock, sole dispositive power over 9,920,146 shares of our common stock and shared dispositive power over 0 shares of our common stock. BlackRock, Inc. is the parent company of the following subsidiaries that beneficially own shares of our common stock: BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(2)      Information regarding share ownership was obtained from the Schedule 13G/A filed with the SEC on February 1, 2022, which reflects ownership of shares of our common stock by Colle Capital Partners I, L.P., Colle HLN Associates LLC and Colle Logistics Associates LLC, which may be deemed to be beneficially owned by Victoria Grace. Ms. Grace has sole voting power over 9,548,288 shares of our common stock and sole dispositive power over 9,548,288 shares of our common stock. Ms. Grace serves as the sole manager of both Colle HLN Associates LLC and Colle Logistics Associates LLC. Ms. Grace services as the sole manager of Colle Partners GP LLC, which serves as the sole general partner of Colle Capital Partners I LP. Ms. Grace disclaims beneficial interest in the shares of common stock of Hyliion Holdings Corp. held by Colle Capital Partners I, L.P., Colle HLN Associates LLC and Colle Logistics Associates LLC, except to the extent of her pecuniary interest therein. The business address of each of Colle Capital Partners I, L.P., Colle HLN Associates LLC, Colle Logistics Associates LLC and Colle Partners GP LLC is 55 Hudson Yards, Floor 44, New York, NY 10001.
Security Ownership of Directors and Management

	Shares Beneficially Owned
Name of Beneficial Owner	Number(1)	Percent of Common Stock
Thomas Healy	33,261,607	18.9%
Jon Panzer	206,396	*
Dennis Gallagher	402,840	*
Rodger Boehm	19,864	*
Andrew Card, Jr.	101,435	*
Jeffrey Craig	153,935	*
Vincent Cubbage	956,453	*
Richard Freeland	19,864	*
Mary Gustanski	56,879	*
Robert Knight, Jr.	173,935	*
Stephen Pang	60,000	*
Melanie Trent	19,864	*
All Current Directors and Current Executive Officers(2)	35,780,199	20.4%
____________
*        Less than 1%.
(1)      Beneficial ownership excludes unvested RSUs and PRSUs that will not vest within 60 days of March 13, 2024.
(2)      Includes 15 directors and executive officers.
ITEM 2 — RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT AUDITORS
Under the rules and regulations of the SEC and the New York Stock Exchange, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the stockholders of the appointment of, the registered public accounting firm of Grant Thornton LLP (“Grant Thornton”) to serve as independent auditors for the fiscal year ended December 31, 2024. The Audit Committee considered a number of factors in determining whether to re-engage Grant Thornton as the Company’s independent registered public accounting firm, including the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors. Grant

Thornton representatives are expected to be present at the Annual Meeting to make a statement if he or she desires and to respond to relevant and appropriate questions, if any.
The Board of Directors and the Audit Committee believe that the continued retention of Grant Thornton as the Company’s independent auditor is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of Grant Thornton, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement. In addition, if stockholders ratify the selection of Grant Thornton as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Grant Thornton or another registered public accounting firm as our independent auditors.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton as our independent auditors for the fiscal year ended December 31, 2024.
Audit Fees and Services
The following table presents the aggregate fees billed by Grant Thornton LLP to us for the years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$458,047	$469,539
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$458,047	$469,539
____________
(1)      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and the review of our financial statements included in our quarterly filings on Form 10-Q, as well as services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee reviews and, in its sole discretion, pre-approves all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee charter. The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee approved or pre-approved all such services for the Company by our independent registered accounting firm in 2023 and 2022.
AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the NYSE rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2023 (the “Audited Financial Statements”) and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with Grant Thornton, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.
The Audit Committee
Robert Knight, Jr. (Chair)
Rodger Boehm
Andrew Card
Stephen Pang
ITEM 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Company’s compensation program for the named executive officers is designed to attract, motivate and retain talented executives who will provide leadership for the Company’s success. Under this program, the named executive officers are rewarded for individual and collective contributions to the Company consistent with a “pay for performance” orientation. Furthermore, the executive officer compensation program is aligned with the nature and dynamics of the Company’s business, which focuses management on achieving the Company’s annual and long-term business strategies and objectives. The Compensation Committee regularly reviews the executive compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and stockholders through the use of equity-based awards.
As required by Section 14A of the Exchange Act and pursuant to Rule 14a-21(a) promulgated thereunder, the Company is asking the stockholders to indicate their support for the Company’s named executive officer compensation as described in this Proxy Statement. Accordingly, the Company asks the stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, the Summary Compensation Table and the other related tables and disclosures.”
As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. At the Company’s 2022 Annual Meeting our stockholders approved, on an advisory basis, an annual frequency of the advisory vote to approve the compensation of our named executive officers. Consistent with the input of our stockholders, the stockholder vote for advisory approval of NEO compensation will occur annually.
The Board recommends a vote “FOR” the proposal to approve, on advisory basis, the compensation of the Company’s named executive officers.
EXECUTIVE COMPENSATION MATTERS
For purposes of this executive compensation discussion, the names and positions of our named executive officers (“NEOs”) for the 2023 fiscal year were:
•Thomas Healy, Chief Executive Officer and Founder;
•Jon Panzer, Chief Financial Officer; and
•Dennis Gallagher, Chief Operating Officer.
In connection with our strategic decision to transition away from the powertrain business, Mr. Dennis Gallagher departed from his role as Chief Operating Officer on February 29, 2024.
Summary of 2023 Executive Incentive Compensation
Based on the Company’s failure to meet performance goals for the 2023 fiscal year, no payouts were earned under the cash-based annual incentive program nor were performance-based RSUs earned for the 2023 tranche of our outstanding long-term performance awards. As detailed further below, the Company’s compensation structure is closely tied to the achievement of performance goals and as such, when such goals are not met, as was the case in the 2023 fiscal year, our NEOs actual incentive compensation is reduced accordingly.
Compensation Overview
We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, the executive compensation discussion contained herein is not intended to satisfy the “Compensation Discussion and Analysis” disclosure required of companies that are not “smaller reporting companies”.
Compensation Philosophy
Our Company’s compensation programs for executive officers are designed to attract, retain, motivate, and reward talented executives who advance our strategic, operational, and financial objectives and thereby enhance stockholder value. The primary objectives of our compensation programs for executive officers are to:
•attract and retain talented executive officers by providing a total compensation package that is competitive with that offered by similarly situated companies;
•create a compensation structure under which a substantial portion of total compensation is based on achievement of performance goals; and
•align total compensation with the objectives and strategies of our stockholders and business.
The following principles guide our compensation decisions and reflect our governance practices related to our compensation program.

	WHAT WE DO		WHAT WE DON’T DO
✓	Continually assess our compensation practices against the market, our competition, and alignment with stockholder interests.	X	No hedging of our stock by employees, including executives or directors.
✓	Maintain minimum stock ownership guidelines for executives and directors.	X	No pledging of our stock by employees, including executives or directors.
✓	Tie a substantial portion of our executive officers’ annual and long-term compensation to quantifiable measures of the Company’s performance.	X	No excise tax gross-ups for severance benefits related to a change in control.
✓	Require that performance-based compensation will not be earned unless at least a minimum threshold performance is achieved.	X	No re-pricing or cash buyout of underwater stock options without stockholder approval.
✓	Set maximum payout caps on our annual and long-term incentives.	X	No excessive perquisites.
✓	Pay for performance with 62% of our Chief Executive Officer’s target total pay opportunity being performance-based “at risk” compensation.	X	No encouragement of excessive risk-taking through compensation programs.
✓	Provide a minimum vesting period of at least one year for at least 95% of our equity awards.	X	No supplemental executive retirement plans.
✓	Limit perquisites and other benefits.
✓	Engage an independent consultant reporting directly to the Committee.
✓	Perform an annual compensation risk assessment.
✓	Maintain strict insider trading policies, incentive plan clawback policies, and black-out periods for executives and directors.
Role of Compensation Committee
The Compensation Committee began its consideration of 2023 executive compensation by evaluating our compensation philosophy. The Compensation Committee affirmed our existing philosophy, reinforcing that our approach to compensation is fundamentally defined by our objective to attract, retain, and motivate the most talented and experienced executives possible in order to achieve business performance and value at a reasonable cost. The Compensation Committee seeks to leverage short-term and long-term variable compensation in line with performance to appropriately reward our NEOs for the value they create.
The Compensation Committee does not believe that our compensation programs encourage risks that are reasonably likely to have a material adverse effect on the Company. This belief is based on the following:
•Hyliion maintains a good balance of fixed and at-risk compensation, an appropriate balance of short-and long-term compensation, and a reasonable balance of cash and equity-based compensation.

•Our compensation philosophy and strategy are reviewed by the Committee on an annual basis to align executive compensation with our business strategy.
•The Compensation Committee is solely comprised of independent directors, retains an independent compensation consultant for a balanced perspective and approves all pay decisions for our executive officers.
•Our incentive plans have stated maximum payout levels that cap the payouts.
•We maintain clawback policies that include compensation recovery beyond the minimum scope of the NYSE’s clawback policy requirements.
•Our stock ownership guidelines seek to encourage a long-term perspective by our executives and alignment with our stockholders.
•The Compensation Committee is directly involved in setting incentive plan goals and reserves the ability to use negative discretion to lower compensation plan payouts.
Elements of Compensation
Our compensation strategy uses base salary, annual incentives, long-term incentives, and/or benefits to directly incentivize employee performance. Performance is generally measured by pre-defined metrics or qualitative evaluations (performance appraisals) in order to reward and align accountability for our executive officers and other senior managers in working toward the achievement of our financial, strategic and operational objectives. Accordingly, the Compensation Committee considers market compensation (overall and by element), Company performance, and individual performance, along with cost reasonableness, in setting executive compensation levels
Role of Compensation Consultants
The Compensation Committee has engaged Meridian Compensation Partners, LLC (“Meridian” or “Consultant”) as its independent compensation consultant since 2020. Meridian has advised the Committee on evolving best pay practices and pay ratio disclosure and provided competitive market data on executive officer compensation. As required under NYSE listing rules, the Compensation Committee annually reviews the independence of the Consultant as part of its standard governance practice, including but not limited to the factors set forth in Section 240.10C–1(b)(4)(i) through (vi) under the Securities Exchange Act. The Compensation Committee has determined that the Consultant is independent and that its work does not raise any conflict of interest.
Use of Peer Group Data
As part of its engagement, Meridian benchmarked the target compensation levels of our NEOs to assess the competitiveness of our executive compensation programs in the markets in which we compete for talent, focusing in particular on base salaries, target annual incentive opportunities and long-term incentive opportunities. For 2023, Meridian compared our programs in these areas to a custom peer group comprised of 14 publicly-traded companies. These peer companies were in line with Hyliion’s February 2023 size, related industry and growth stage and were used in determining 2023 compensation.
The peer group below was reviewed and approved by the Compensation Committee for use in benchmarking officer compensation for reference in determining target compensation amounts for 2023. The Committee considered compensation data from the proxy statements and other compensation disclosures of these companies when setting 2023 NEO compensation. Specifically, the Compensation Committee considered this peer group data when establishing overall compensation packages for our NEOs and each element of compensation within those packages for 2023 and, as part of our process, evaluated target total cash compensation for each NEO (base salary and target payments under our target annual incentive plan) and target total direct compensation for each NEO (base salary and target payments under our target annual incentive plan and long-term incentive plans). The Committee aims to set overall executive compensation, as well as each element of executive compensation, for each NEO at levels competitive with the peer group taking into consideration tenure, experience, performance, responsibilities, and expected contributions of each NEO.

American Axle & Manufacturing, Inc.	Ideanomics, Inc.	Plug Power Inc.
Blue Bird Corporation	Lightning eMotors	Quantumscape Corporation
Beam Global	Lordstown Motors Corporation	The Shyft Group, Inc.
FuelCell Energy, Inc.	Miller Industries, Inc.	Soliton, Inc.
Gentherm Incorporated	Microvast Holdings	Stonebridge, Inc.
Holley Inc.	Motorcar Parts of America, Inc.	Twin Disc, Inc.
Hyzon Motors Inc.	Nikola Corporation	XL Fleet Corp.
To better align with Hyliion’s size, the Compensation Committee approved the following changes to the peer group in 2023, which was applied to market benchmarking analyses used as reference for establishing 2024 officer target compensation amounts. Specifically, Gentherm Incorporated, Blue Bird Corporation, The Shyft Group, Inc. and Miller Industries, Inc. were removed. In their place, Stem, Inc., The Lion Electric Company, Ouster, Inc. and Solid Power, Inc. were added to the peer group.
Compensation data from this updated peer group was considered in determining the overall NEO compensation for 2024, as further described in “Executive Compensation Review for 2024” below.
Compensation Mix and Target Compensation Structure
The Compensation Committee believes that executive compensation should include a competitive combination of base salary, annual incentive compensation and long-term incentive compensation that emphasizes performance and balances shorter-term results with execution of longer-term financial and strategic initiatives. The chart below illustrates the annual pay mix for our NEOs for 2023, including RSU grants and PRSUs that were eligible to vest in 2023 in connection with the PRSU award granted in 2021.

NAME	BASE SALARY	TARGET ANNUAL CASH INCENTIVE	VALUE OF RSU GRANT(1)	VALUE OF PRSU AWARDS THAT COULD HAVE BEEN EARNED IN 2023(2)
Thomas Healy	$650,000	$650,000	$—	$877,500
Jon Panzer	$450,000	$337,500	$330,000	$117,000
Dennis Gallagher(3)	$515,000	$386,250	$385,000	$146,250
____________

(1)      Value is based on the fair value of one share of Hyliion Common Stock ($2.75) on the date of grant (February 28, 2023).
(2)    Value is based on share price of $2.34 at December 31, 2022 and represents the value of the portion of the PRSU award allocated to each NEO for the one-year performance period ended December 31, 2023 (Mr. Healy, 375,000; Mr. Panzer 50,000; and Mr. Gallagher, 62,500).
(3)    Mr. Gallagher’s base salary was increased to $515,000 effective March 5, 2023.
Base Salary
Base salary is the fixed compensation element we provide to our executives based on their qualifications, experience, and regular contribution to the business. Our goal is to ensure that business decisions are in the hands of executives with proven track records, and our ability to efficiently recruit, retain and motivate such talented people depends in part on competitive base salaries. Adjustments to base salary each year are dependent upon many factors, including an executive’s tenure, internal equity across the executive team based on individual roles and contributions, market data, the Company’s prior year performance, and general affordability based on business results. Base salary is generally subject to annual review, unless circumstances dictate otherwise, and base salary adjustments are effective following the Compensation Committee’s decision.
The Compensation Committee began its assessment of 2023 NEO base salaries with an analysis of base salary relative to the base salaries paid to executives in similar positions at the companies in the peer group discussed above and aimed to set NEO base salaries at comparable levels while considering tenure and experience of each NEO. The Compensation Committee concluded that 2023 base salaries for our NEOs are generally reflective of the competitive market environment resulting in no base salary increases from 2022 to 2023 for Messrs. Healy and Panzer and a $15,000 base salary increase for Mr. Gallagher effective March 5, 2023.

Annual Incentives
For 2023, the Compensation Committee approved annual incentives based on the achievement of specific operational goals for the Company and individual performance objectives for each NEO. Seventy-five percent (75%) of the annual incentive plan for 2023 was based on company operational metrics: Hypertruck ERX shipments, OEM long term agreements, reduction in Hypertruck ERX vehicle cost, reduction in Hypertruck ERX vehicle weight and certain metrics selected representing the importance of culture and safety to the Company.
The Compensation Committee chose these performance metrics as key value-creating milestones and believes that they correctly focused the executive team on the operational and product development targets that aligned with our Company strategy prior to the discontinuation of the powertrain business. The remaining twenty-five percent (25%) of the annual incentive plan was based on individual performance, determined by the Compensation Committee following its review of each executive’s performance.
Achievement of performance goals between threshold and target could generate a payout between 50% of target to 100% of target for each metric. If performance achievement for a given metric was below the threshold goal, no payout would be earned for that metric.
Company Performance Metrics and Achievement
Based on the strategic shift to focus on the development and commercialization of the KARNO generator technology and the discontinuation of the powertrain business as well as the Company performance achievement results below, the Compensation Committee and the Board concluded that no payouts for NEOs in 2023 were warranted in connection with the Company performance metrics:

METRIC AND WEIGHTING	THRESHOLD	TARGET	ACHIEVED	% PAYOUT
Hypertruck ERX Shipments (45%)	15	≥30	0	0%
OEM Long Term Agreement (20%)	N/A	Signed	No	0%
Reduce ERX Vehicle Cost (15%)	5%	10%	No	0%
Reduce ERX Vehicle Weight (10%)	450 lbs	650 lbs	Yes	0%
Culture and Safety Scorecard (10%)	Board Discretion	Board Discretion	N/A	0%
Total				0%
Individual Performance Metrics and Overall Annual Incentive Achievement and Payout
In addition, based again based on the strategic shift to focus on the development and commercialization of the KARNO generator technology and the discontinuation of the powertrain business as well as individual performance achievement results below, the Compensation Committee and the Board concluded that no payouts were warranted in 2023 based on individual performance metrics. Details regarding the individual performance achieved by each NEO are indicated below.

NAME	INDIVIDUAL GOALS AND ACHIEVEMENTS	TOTAL ANNUAL CASH INCENTIVE PAYOUT
Thomas Healy	Implemented Company feedback program; established strategic partnerships; executed on industry positioning and outreach; cascaded Company vision throughout the organization; led a strategic evaluation of the powertrain business, including a possible sale of powertrain assets, and oversaw the transition of the company’s focus to the KARNO generator product; and led commercial efforts to secure initial KARNO generator deployment customers	$—

Jon Panzer	Continued development of finance and accounting team; worked toward development of a robust investor relations program; supported corporate development programs; oversaw enterprise-wide system architecture implementation; supported Hypertruck ERX key milestones and projects; and supported a strategic evaluation of the powertrain business, including a possible sale of powertrain assets, and supported the transition of the company’s focus to the KARNO generator product	$—
Dennis Gallagher	Developed and delivered backlog of Hybrid systems for sale and internal use; evolved the program management process to build Hypertruck ERX samples; and secured 200 Hypertruck ERX Founders Program orders	$—
Long-Term Incentives
In 2020, the Company adopted the Hyliion 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan is an omnibus plan that provides for the grant of incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to eligible employees, directors and consultants, including employees and consultants of our affiliates.
The 2020 Plan is intended to compensate our executives for their long-term contributions to Company performance, based upon metrics that closely align with long-term stockholder value. Generally, our NEO’s (other than Mr. Healy) receive annual grants of time-based restricted stock units (“RSUs”) and are eligible to vest annually in the previously-earned portion of long-term performance-based restricted stock units (“PRSUs”) granted in 2021. To date, Mr. Healy has only participated in the long-term performance-based restricted stock units. The Committee believes this design balances retention with the objective of incentivizing the attainment of financial and operational goals and aligning the interests of our NEOs with the interests of our stockholders.
During 2023, our NEOs received the following RSU grants and were eligible to vest in the following PRSUs in connection with the PRSU award granted in 2021:

NAME	RSU AWARDS GRANTED	PORTION OF 2021 PRSUs(1)
Thomas Healy	—	135,000
Jon Panzer	120,000	3,953
Dennis Gallagher	140,000	18,595
____________

(1)      Share totals are comprised of 1/4 of awards at 40% performance achievement for grants made in 2021 and 1/3 of awards at 78% performance achievement for grants made in 2022.
Additional information regarding the equity awards provided to our NEOs during 2023 is set forth under the caption “Outstanding Equity Awards at the End of Fiscal Year 2023.”
Performance Equity
In 2021, the Company’s CEO and other executive officers were granted PRSUs which, in the aggregate, would cover a period beginning on January 1, 2021 and ending December 31, 2024 (the “2021-2024 PRSUs”). The PRSU could be earned in four equal installments, with each installment covering a one-year performance period starting January 1 and ending December 31 for each of 2021 through 2024 (each annual portion of the 2021-2024 PRSU award, a “tranche”).
Because the Company has operated, and continues to operate, in a growth and start-up stage of its life cycle and is working to commercialize its products, the Compensation Committee considered that it would be challenging to set rigorous and retentive performance goals for each tranche at the time all of the PRSUs were granted, and further considered that rigidly setting performance goals at the beginning of the period would limit the Compensation Committee’s ability to respond with agility to its compensatory objectives for the executive officers. Accordingly, in establishing the 2021-2024 PRSUs, the Compensation Committee determined that it would establish performance goals for each tranche at the beginning of that tranche’s performance period (e.g., set performance goals for the 2021 tranche at the beginning of 2021).

On the date that the Compensation Committee determines that the performance goals for a year’s tranche have been achieved (if they have been achieved at all), a pro-rata portion of that years tranche (prorated based on the number of unvested tranches for the 2021-2024 PRSUs remaining at the beginning of that tranche’s performance period) vests, and annually thereafter the tranche continues to vest in pro-rata installments until the award is fully delivered. For example, one-quarter of the 2021 tranche would vest on the date the Compensation Committee determined the 2021 tranche had been earned and one-quarter of the 2021 tranche would vest each year thereafter until the award is fully delivered following completion of the 2024 one-year performance period.
In connection with his hire in 2022, Mr. Panzer received PRSUs structured similarly to the 2021-2024 PRSUs, but covering a three-year period beginning January 1, 2022 and ending December 31, 2024.
For the 2023 tranche, the metrics for the 2021-2024 PRSUs (and Mr. Panzer’s three-year PRSU award) were as follows: KARNO truck demonstration events, confirmed truck orders for 2024, development of a new powertrain platform and working capital improvements for the ERX powertrain business. The performance goals for each of these metrics for the 2023 tranche are set forth below:

METRIC AND WEIGHTING	THRESHOLD	TARGET	ACHIEVED	% PAYOUT
Hypertruck KARNO Demos (30%)	3	5	0%	0%
Confirmed Truck Orders (35%)	150	300	0	0%
Development of New Powertrain Platform (20%)	N/A	Complete	Yes	0%
ERX Working Capital Improvements (15%)	3.5 Turns	5.0 Turns	N/A	0%
Total				0%
Achievement of performance goals between threshold and target could generate a payout between 50% of target to 100% of target for each metric. If performance achievement for a given metric was below the threshold goal, no payout would be earned for that metric.
Based on the strategic shift to focus on the development and commercialization of the KARNO generator technology and the discontinuation of the powertrain business as well as individual performance achievement results below, the Compensation Committee and the Board determined that no payouts were warranted on the 2023 tranche for the 2021-2024 PRSUs or Mr. Panzer’s PRSUs.
Time-Based Equity
The Compensation Committee grants time-based equity to the executive officers (other than Mr. Healy, who already holds a substantial portion of Hyliion’s outstanding equity and as founder is a significant stockholder of the Company) to:
•further align the interests of the executive officers with those of the Company’s stockholders by linking a component of compensation directly to Hyliion’s stock price;
•ensure that the executive officers establish and maintain robust share ownership positions; and
•establish a strong incentive for the executive officers to remain with the Company over the long term.
Time-based equity is granted in the form of RSUs, which provide the right to receive shares of Hyliion common stock upon vesting, and generally only vest if the executive remains employed with Hyliion through each applicable vesting date. One third of the RSUs vest after one year and the remaining RSUs vest quarterly thereafter over the following two years.
Executive Compensation Review for 2024
The Compensation Committee determined that 2024 base salary for our NEOs will remain unchanged from 2023.
The 2024 annual cash incentive metrics are aligned with key metrics supporting Hyliion’s strategic shift towards KARNO for 2024 including: meeting thresholds for KARNO generator deliveries and KARNO generator order backlog for 2025 and satisfaction of a scorecard representing the importance of culture and safety to the Company.
In considering the Company’s significant strategic shift at the end of 2023 and the beginning of 2024, the Compensation Committee determined that the structure of the 2021-2024 PRSUs (and Mr. Panzer’s PRSUs) no longer met the incentive and retentive goals of the Committee given the difficulty in establishing financial metrics or operational milestones at this early stage of KARNO commercialization. Therefore, with the consent of each of the PRSU holders, the Compensation Committee and the Board elected to cancel and make no payments of the 2024 tranche of the 2021-2024 PRSUs. Thereafter, the Compensation Committee approved a new three-year PRSU award to each of the executive officers (the “2024-2026 PRSUs”). The PRSUs can be earned over a three-year period, based on targeted increases in stock price during the period; however, even if some of the stock price targets are achieved, no amount of the 2024-2026 PRSUs will vest until the value of the Company (as measured by market capitalization) exceeds the value of the Company’s holdings of cash and short-term instruments.
Stock Ownership Guidelines
Stock ownership guidelines help foster a focus on long-term growth. Our Board believes that our executives and non-employee Directors should maintain a meaningful equity interest in Hyliion and has therefore adopted stock ownership guidelines. As indicated below, each executive team member and non-employee Director is required within five (5) years following the date of hire (for an executive) or first election or appointment (for a director), to own Hyliion shares having an aggregate value equal to at least:

CEO	10x base salary
Other NEOs	3x base salary
Non-employee Director	4x annual cash retainer
For purposes of determining ownership levels, the following forms of equity interests in the Company are included:
•Shares purchased by the individual on the open market.
•Shares owned directly by the individual or his or her immediate family members residing in the same household.
•Shares held in trust for the benefit of the individual or his or her immediate family members residing in the same household.
•Shares owned through savings plans, such as the Company’s 401(k) plan or acquired through a Company Sponsored employee stock purchase plan.
•Shares underlying unvested time-based restricted stock and restricted stock units held by the individual.
•Shares underlying vested in-the-money stock options held by the individual in an amount equal to the number of shares issuable upon an exercise of such stock options.
As of the date of this proxy statement, Messrs. Healy, Craig, Cubbage and Knight meet the requirements under the stock ownership guidelines. All other NEOs and non-employee directors are currently on track to meet the requirements under the stock ownership guidelines within the time permitted.
Clawback Policy
The Company maintains a culture that emphasizes integrity and accountability and that reinforces the Company’s pay for performance compensation philosophy. In 2023, the Board adopted the Clawback Policy designed to comply with Section 10D of the Securities Exchange Act, Exchange Act Rule 10D-1 and NYSE Listed Company Manual Section 303A.14. The Clawback Policy provides for the possibility of recoupment of certain executive incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board may require recoupment of any excess incentive compensation received by any current or former executive officers including the NEOs (“Covered Executives”) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Recoupment may be in the form of: reimbursement of cash incentive compensation previously paid, recovery of any gain realized on the vesting, exercise, settlement, sale, transfer, or other disposition of any equity awards, offsetting of the recouped amount from any compensation otherwise owed by the Company to the Covered Executive, cancellation of outstanding vested or unvested equity awards, and/or any remedial and recovery action permitted by law, as determined by the Board. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, computed without regard to taxes paid.
The Board also adopted Supplemental Clawback Policy, intended to provide for compensation recovery beyond the requirements of the Clawback Policy. The Supplemental Clawback Policy applies to certain executives and employees of the Company who are not already Covered Persons under the Clawback Policy (“Executive Officers”).

Under the Supplemental Clawback Policy, in addition to the events of recoupment described in the Clawback Policy, if a Covered Individual (as defined in the Supplemental Policy) or an Executive Officer engages in an act of fraud or material misrepresentation which is directed at or has a direct or indirect impact on the Company, regardless of whether such act results in an accounting restatement, the Board may require reimbursement for or forfeiture of any incentive compensation, including any time-based cash or equity awards or rights, received by such Covered Individual or Executive Officer after having been deemed subject to this Policy by the Board.
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table (“SCT”)
The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Nonqualified Deferred Compensation Earnings	All Other Compensation(5)	Total
Thomas Healy	2023	$650,000	$—	$1,061,250	$—	$—	$—	$—	$1,711,250
Chief Executive Officer	2022	$650,000	$—	$1,620,000	$—	$540,310	$—	$—	$2,810,310
Jon Panzer	2023	$450,000	$—	$471,500	$—	$—	$—	$—	$921,500
Chief Financial Officer	2022	$129,808	$350,000	$296,005	$—	$85,320	$—	$—	$861,133
Dennis Gallagher	2023	$512,115	$—	$561,875	$—	$—	$—	$—	$1,073,990
Chief Operating Officer	2022	$500,000	$—	$970,000	$—	$311,720	$—	$—	$1,781,720
____________

(1)       Mr. Gallagher's salary in 2023 reflects a merit increase to $515,000, effective March 5, 2023. Mr. Panzer’s salary in 2022 reflects the compensation he received beginning on September 12, 2022, the date on which he joined the Company.
(2)       For Mr. Panzer, the amount for 2022 represents a sign-on bonus paid as an inducement to join the Company. Mr. Panzer’s sign-on bonus was subject to repayment in the event that Mr. Panzer’s employment was terminated for cause (as defined in his employment agreement) or if he chose to leave the employment of the Company within one year of the date of hire.
(3)       The amounts in these columns represent the aggregate grant date fair value of RSU awards and the portion of the PRSU awards allocated for the indicated year performance period for each applicable named executive officer, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair values for the PRSUs and RSUs do not necessarily correspond to the actual value that will be realized by the named executive officers. Portions of the PRSU awards granted in 2023 for Messrs. Healy, Panzer and Gallagher vest over two years from the date of grant and portions of the PRSU awards granted in 2022 for Messrs. Healy, Panzer and Gallagher vest over three years from the date of grant. Except for a special sign-on award of 60,000 shares to Mr. Panzer in 2022, which fully vested on the first anniversary of the grant, one-third of the RSU awards vest on the first anniversary of the date of grant, and the remaining two-thirds vest quarterly over two years thereafter. The grant date fair value of the PRSUs and RSUs in 2023 was calculated using the closing stock price on the date of grant ($2.75 or $2.83 in February 2023). The grant date fair value of the PRSUs and RSUs in 2022 was calculated using the closing stock price on the date of grant ($4.32 in February 2022, for Messrs. Healy and Gallagher, and $2.65 in November 2022 for Mr. Panzer). The grant date fair value of the PRSU awards assumes (a) that target performance is achieved for the performance periods ended December 31, 2023 and 2022 (as applicable) and (b) 100% vesting of the portion of the PRSU award allocated for the performance periods ended December 31, 2023 and 2022 (as applicable).
(4)       This column reflects amounts earned under our Annual Incentive Plan for 2022, but that were not actually paid out until March 2023.
(5)       For 2022, amounts for Mr. Panzer did not reach $10,000 and therefore were not included.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Thomas Healy	—	—	$—	—	—	$—	1,020,000	$305,138
Jon Panzer	—	—	$—	—	—	$—	107,906	$40,685
	—	—	$—	—	144,330	$117,441	—	$—
Dennis Gallagher(5)	—	—	$—	—	—	$—	162,191	$50,856
	—	—	$—	—	225,127	$183,186	—	$—
____________

(1)       This column reflects unvested RSUs granted to the named executive officers as of December 31, 2023 which vest as follows:
(a) For Mr. Panzer, 28% in November 2023, with the remainder in equal amounts quarterly thereafter through February 2026;
(b) For Mr. Gallagher, 21% in February 2023, with the remainder in equal amounts quarterly thereafter through February 2026.
(2)       The market value was calculated using the closing price of our common shares of $0.81 as of December 31, 2023.
(3)       This column reflects total PRSU awards remaining, portions of which vest over two, three or four one-year performance periods (in each case ending in 2025) based upon the achievement of certain performance-based metrics, which are determined prior to each one-year performance period.
(4)       The market value was calculated using the closing price of our common shares of $0.81 as of December 31, 2023 and represents the market value of the portion of the PRSU award allocated to each NEO for the one-year performance period ended December 31, 2023 (Mr. Healy, 375,000; Mr. Panzer 50,000; and Mr. Gallagher, 62,500).
(5)       Mr. Gallagher departed the Company effective February 29, 2024 and received accelerated vesting of 185,898 shares as of that date.
Employment Arrangements with Named Executive Officers
We consider it essential to the best interests of our stockholders to foster the continuous employment of our key management personnel. In order to encourage the continued attention and dedication of certain key members of management, we have entered into a written employment agreement with Thomas Healy, entered into a written CIC Agreement with certain of our named executive officers and adopted the Severance Plan for eligible executives of the Company. Other than Mr. Healy, none of our named executive officers are party to an employment agreement with the Company.
Employment Agreement with Thomas Healy
We entered into an employment agreement with Mr. Healy on December 2, 2020, which was effective as of October 1, 2020 (the date that we closed the business combination) and was amended and restated on February 24, 2022. Mr. Healy’s amended and restated employment agreement provides for an initial three-year term ending on October 1, 2024, and automatically renews for successive 12-month terms thereafter unless at least 180 days prior to the expiration of any then-existing term either party notifies the other of non-renewal. Pursuant to the terms of his employment agreement, Mr. Healy receives an annual base salary of $650,000 and is eligible for discretionary cash bonuses.
Subject to the approval of the Compensation Committee, the employment agreement states that Mr. Healy is eligible to receive (i) annual time-based restricted stock unit awards, in each case covering a number of shares of our common stock determined by the Compensation Committee in its sole discretion, and (ii) a one-time performance-based restricted stock unit award covering 1,500,000 shares of our common stock. Pursuant to the terms of his original employment agreement, the annual time-based restricted stock unit award vests over a four-year period, with 25% vesting on the one-year anniversary of the first quarterly vesting date (as defined in Mr. Healy’s employment agreement) following the grant date, and 6.25% vesting on each quarterly vesting date thereafter, subject to Mr. Healy’s continuous service through each applicable vesting date. Pursuant to the terms of his amended and restated employment agreement, going forward, each time-based award (if any) will vest over a three-

year period, with 33.33% vesting on the one-year anniversary of the first quarterly vesting date (as defined in Mr. Healy’s employment agreement) following the grant date, and 8.33% vesting on each quarterly vesting date thereafter, subject to Mr. Healy’s continuous service through each applicable vesting date. The performance-based award will vest based upon the achievement of objective performance criteria, as determined by the Board’s compensation committee prior to the grant date, during the period from October 1, 2020 through December 31, 2025, subject to Mr. Healy’s continuous service through each applicable vesting date. The employment agreement provides that Mr. Healy will be eligible for certain severance payments and benefits in connection with specified qualifying terminations. Mr. Healy has also entered into a CIC Agreement as further described below.
Adoption of Executive Severance Plan
On May 4, 2023, at the recommendation of the Compensation Committee of the Board of Directors, the Board of Directors of the Company adopted and approved the Severance Plan for eligible executives of the Company. The purpose of the Severance Plan is to attract and retain qualified executives by providing participants in the Severance Plan with an opportunity to receive severance benefits in the event of certain qualifying separations from employment with the Company. The new Severance Plan was the result of the Compensation Committee’s periodic review of the Company’s executive compensation and severance arrangements and benchmarking those practices to ensure the competitiveness of the Company in attracting and retaining executive talent.
The Severance Plan provides for severance benefits that are generally consistent with the severance benefits currently maintained in the forms of employment agreement entered into between the named executive officers and the Company. Generally, the Severance Plan provides that upon the separation from employment of a Severance Plan participant, other than for “Cause” (as defined in the Severance Plan) or due to death, disability or retirement, an executive will be eligible to receive: (i) monthly payments of salary continuation, equal to 1/12th of the Participant’s gross annual base salary in effect on the date of the qualifying termination, for twelve months (or such other period as the Compensation Committee may set for a participant); (ii) reimbursement for the cost of health benefits coverage continuation under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for up to twelve months (or such other period as the Compensation Committee may set for a participant); (iii) immediate vesting for unvested equity awards (other than performance-based awards) granted to the participant more than one year prior to the date of separation; (iv) the continued ability to exercise unvested stock options for up to three years (or the earlier expiration of the option); and (v) vesting of performance-based equity awards based on actual performance with payment prorated for the number of full and partial months the participant was employed by the company during the performance periods applicable to any such awards. The Severance Plan also preserves the existing vesting treatment provided for in the form of employment agreement for named executive officers upon death. To receive benefits under the Severance Plan, participants who experience a qualifying termination must deliver and not subsequently revoke an executed release agreement for the benefit of the Company and its related parties, and must comply with certain restrictive covenants and obligations to the Company.
Each of Messrs. Panzer and Gallagher are participants in the Severance Plan, and in connection with their participation agreed to terminate their existing employment agreements with the Company. Each of these executives, is eligible for twelve months of salary continuation and up to twelve months of COBRA continuation coverage as described above.
Adoption of Change in Control Agreement
Also on May 4, 2023, at the recommendation of the Compensation Committee, the Board of Directors of the Company adopted and approved a Form of CIC Agreement to be entered into with each of the Company’s named executive officers (including Mr. Healy). The new CIC Agreement was also the result of the Compensation Committee’s review of executive severance practices, as described above.
The CIC Agreement provides a standardized approach and benefits in the event that a CIC Agreement participant is separated from the Company under certain circumstances following a “Change in Control” (as that term is defined in the CIC Agreement). To receive the enhanced severance benefits provided under the CIC Agreement, the Company must experience a Change in Control and the executive must subsequently be separated by the Company other than for “Cause”, death or “Disability”, or must resign for “Good Reason” (each as defined in the CIC Agreement), within twelve months of the Change in Control. This is commonly known as a “double trigger” change in control arrangement.
If a CIC Agreement participant is separated from the Company and qualifies for enhanced severance benefits under the CIC Agreement, the individual will be eligible to receive: (i) in the case of a CIC Agreement participant that is a named executive officer, a lump sum payment equal to two times (or in the case of other individuals identified by the Committee to participate in the CIC Agreement, two, one or one-half times) the sum of (a) the CIC Agreement participant’s base salary and (b) the CIC Agreement participant’s target annual bonus (using the greater of the annual bonus for the year in which the Change in Control occurs or the year in which the separation occurs); (ii) coverage for the cost of health benefits coverage continuation under COBRA for up to 12 months (or in the case of the CEO, up to 18 months); (iii) immediate vesting of unvested equity awards (other than performance-based awards); and (iv) vesting of performance-based equity awards based on actual performance with payment prorated for the number of full and partial months the participant was employed by the company during the performance periods applicable to any such awards. To receive benefits under the CIC Agreement, a CIC Agreement participant who experiences a qualifying separation must deliver and not subsequently revoke an executed release agreement for the benefit of the Company and its related parties, and must comply with certain restrictive covenants and obligations to the Company. In the case of Mr. Healy’s CIC Agreement, there are certain immaterial deviations from the terms described above in order to ensure consistency with his employment agreement.
Each of Messrs. Healy and Panzer entered into the CIC Agreement with the Company, and as such, each of them, other than Mr. Healy, were required, as a condition to entering the agreement, to terminate their existing employment agreements with the Company. Mr. Healy retained his existing employment agreement, as it contains additional terms and conditions relating to other matters including intellectual property ownership.
Pay-Versus-Performance
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer, or the PEO, and our other named executive officers, or the Non-PEO NEOs, as presented in the Summary Compensation Table; (ii) the “compensation actually paid” to our PEO and our Non-PEO NEOs, as calculated pursuant to the Securities and Exchange Commission’s pay-versus-performance rules; (iii) certain financial performance measures; and (iv) the relationship of the compensation actually paid amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the “Executive Compensation” section elsewhere in this proxy statement.

Year	SCT Total Compensation for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average SCT Total Compensation for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment based on Total Shareholder Return (Company) ($)	Net Income ($ in thousands)
2023	$1,711,250	$(1,747,825)	$997,745	$162,946	$4.94	$(123,510)
2022	$2,810,310	$1,247,460	$1,368,866	$950,287	$23.42	$(153,357)
2021	$5,254,750	$601,000	$1,346,717	$297,061	$62.06	$(96,048)
____________
(1)     The Compensation “Actually Paid” reported in this column is derived from the Summary Compensation Table Total for the applicable fiscal year by making the deductions and additions set forth below. Fair value of equity awards was computed in accordance with the Company’s methodology for financial reporting purposes.

	2023		2022		2021
Adjustments	PEO	Non-PEO NEOs Average(2)	PEO	Non-PEO NEOs Average(2)	PEO	Non-PEO NEOs Average(2)
Total from Summary Compensation Table	$1,711,250	$997,745	$2,810,310	$1,368,866	$5,254,750	$1,346,717
Adjustments for defined benefit and actuarial plans
-: Pension Value Reported in SCT	$—	$—	$—	$—	$—	$—
+: Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$—	$—	$—	$—	$—	$—
Total Impact: Adjustments for defined benefit and actuarial plans	$—	$—	$—	$—	$—	$—
Adjustments for stock and option awards
-: SCT Amounts	$(1,061,250)	$(516,688)	$(1,620,000)	$(716,601)	$(4,188,750)	$(970,501)
+: Value of equity granted during FY, unvested as of FYE	$—	$105,300	$684,450	$408,368	$930,000	$340,923
+/-: Change in fair value of equity outstanding at beginning and end of period	$(1,560,600)	$(206,624)	$(434,250)	$(66,269)	$—	$(344,490)
+/-: Change in value for awards vested in FY	$40,275	$(85,162)	$—	$—	$—	$—
-: Forfeited awards in FY	$(877,500)	$(131,625)	$(193,050)	$(44,077)	$(1,395,000)	$(75,588)
Total Impact: Adjustments for stock and option awards	$(3,459,075)	$(834,799)	$(1,562,850)	$(418,579)	$(4,653,750)	$(1,049,656)
Compensation Actually Paid (as calculated)	$(1,747,825)	$162,946	$1,247,460	$950,287	$601,000	$297,061
____________

(2)   For 2023, the individuals included in the “Average Compensation Actually Paid to Non-PEO NEOs” and “Average SCT Total Compensation for Non-PEO NEOs” columns were Messrs. Panzer and Gallagher. For 2022, the individuals included were Messrs. Panzer, Gallagher, and Oxholm, Ms. Cheri Lantz and Ms. Sherri Baker. For 2021, the individuals included were Messrs. Gallagher and Oxholm,

Ms. Baker, Mr. Patrick Sexton, Mr. Greg Standley, and Mr. Greg Van de Vere. The PEO for each of the years presented above was Mr. Healy.
Disclosures Concerning Pay-Versus-Performance
Relationship Between “Compensation Actually Paid” and Total Shareholder Return (“TSR”)

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
$2,000,000
$1,000,000
$—
$(1,000,000)
$(2,000,000)
Total Shareholder Return
$80.00
$60.00
$40.00
$20.00
$—
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO NEO Avg. Compensation Actually Paid
Company TSR

Relationship Between “Compensation Actually Paid” and Net Income

Compensation Actually Paid vs. Net Income
$2,000,000
$1,000,000
$—
$(1,000,000)
$(2,000,000)
Compensation Actually Paid
$(80,000)
$(100,000)
$(120,000)
$(140,000)
$(160,000)
Net Income (in thousands)
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO NEO Avg. Compensation Actually Paid
Net Income

ITEM 4 — HYLIION HOLDINGS CORP. 2024 EQUITY INCENTIVE PLAN
Overview
At the Annual Meeting, stockholders will be asked to approve the Company’s 2024 Equity Incentive Plan (the “2024 Plan”), which was adopted and approved by the Board on the recommendation of our Compensation Committee on April 8, 2024. The following discussion of the 2024 Plan is qualified by reference to the full text of the plan, which is included as Appendix A to this proxy statement.
General
The 2024 Plan provides for the issuance of up to 8,000,000 shares of common stock, subject to the adjustments described in “Authorized Shares” below. In determining the number of shares to be authorized for issuance under the 2024 Plan, which we believe would adequately serve the Company’s equity compensation requirements through fiscal year 2026, we consulted with Meridian and considered a number of factors including the number of shares needed for future awards, a dilution analysis and competitive data from peer companies. As of April 10, 2024, there was an aggregate of 174,856,855 shares of common stock issued and outstanding.
Our Board believes that it is advisable and in the best interests of our stockholders to adopt the 2024 Plan in order to attract and retain the services of eligible employees, officers, non-employee directors and other individual service providers of the Company and its subsidiaries and to encourage and incentivize high levels of performance by such persons for the benefit of the Company and its subsidiaries. Furthermore, the issuance of common stock and stock options to eligible participants under the 2024 Plan is designed to align the interests of such participants with those of our stockholders.
Approval of the 2024 Plan by the Company’s stockholders is required, among other things, to: (i) comply with stock exchange listing rules requiring stockholder approval of equity compensation plans; and (ii) allow the grant of incentive stock options to employees under the 2024 Plan. If our stockholders approve the 2024 Plan, no further awards will be granted under the 2020 Plan. If the 2024 Plan is not approved, the 2020 Plan will remain in effect in accordance with its terms until all shares under the 2020 Plan are exhausted. In this event, the Company’s may not be able to appropriately incentivize our executives, directors, and employees through compensation awards, which may require the Company to develop an alternative cash-based compensation structure to effectively recruit, incentivize, and retain top talent. To serve our recruitment and retention purposes, such a cash-based compensation structure might need to be more generous than our equity-based structure, would significantly increase our cash compensation expense, and put a drain on available cash that could otherwise be deployed for strategic purposes. Such a cash-based plan may not necessarily align the compensation interests of our executives, directors and employees with the investment interests of our stockholders as effectively as the alignment provided by equity-based compensation.
The Company’s named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the 2024 Plan.
Updated Share Information as of February 29, 2024
The information included in this Proxy Statement and our 2023 Annual Report is updated by the following information regarding our unvested awards outstanding and our shares remaining available under all existing equity compensation plans (excluding our Employee Stock Purchase Plan or “ESPP”) as of February 29, 2024:

Element of Overhang	As of February 29, 2024
Total number of stock options outstanding(1)	302,518
Weighted-average exercise price of stock options outstanding	$0.20
Weighted-average remaining duration of stock options outstanding	5.5 years
Total number of full-value awards outstanding (includes restricted stock, restricted stock units, performance shares and deferred stock units)(2)	6,298,221
Shares remaining available for grant under the 2020 Plan(3)	2,777,869
Total shares of common stock outstanding	176,262,303
____________
(1)      No stock appreciation rights were outstanding as of February 29, 2024.
(2)    The number of shares subject to outstanding performance shares assumes performance achievement at the target performance level.
(3)    The 2020 Plan is our only active equity plan (aside from our ESPP). The number of shares remaining available for future grant under the 2020 Plan reflects performance shares at target payout.
Share Usage and Dilution
Based on our historic and projected future use of equity-based compensation, we estimate that the shares requested under the Plan will be sufficient to provide awards for approximately three years. However, the actual duration of the Shares reserve will depend on currently unknown factors, such as the Company’s stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.
Burn rate is calculated as the number of shares underlying full-value awards and stock options granted, expressed as a percent of the Company’s total number of shares of common stock outstanding. Our burn rates for the three fiscal years ended December 31 of 2023, 2022, and 2021 are shown in the table below:

Year	Burn Rate
2023	1.21%
2022	1.43%
2021	1.08%
Three-Year Average	1.24%
Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as (a) the total number of shares subject to outstanding equity awards plus the number of shares available for grant under the 2020 Plan plus the contemplated 8,000,000 shares to be authorized under the 2024 Plan divided by (b) the total number of shares of common stock outstanding, plus the number of shares in (a). Our overhang as of February 29, 2024 was 5.1%. If the 2024 Plan is approved by shareholders, the total potential overhang from shares authorized for issuance will increase by 3.9% to 9.0%.
Highlights of the 2024 Plan
The 2024 Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the stockholders’ interests, as described below:
•No evergreen authorization. The 2024 Plan does not contain an “evergreen” feature, meaning that the share reserve will not be increased without further stockholder approval.

•No liberal share recycling provisions. The 2024 Plan prohibits the re-use of shares reacquired by the Company in satisfaction of the exercise, strike or purchase price of an award or withheld by the Company for the payment of tax obligations on stock options or SARs.
•Limit on awards to non-employee directors. The 2024 Plan generally imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in any year to $750,000 in total value, or $900,000 if such non-employee director is either Board Chair or first appointed or elected to the Board.
•Minimum vesting requirements. The 2024 Plan generally (except for cash-based awards, shares issued in lieu of cash-based awards and substitute awards) requires a one-year minimum vesting schedule for awards, except that up to 5% of the share reserve (subject to certain adjustments) are available for grant without regard to this requirement, so long as such awards are granted by the Board or the Compensation Committee.
•Ban on in-the-money stock options and SARs. The 2024 Plan generally prohibits the grant of stock options or stock appreciation rights with an exercise price or base price that is less than fair market value on the date of grant.
•No dividends or dividend equivalents on unvested awards. The 2024 Plan only permits dividends or dividend equivalents to be granted in connection with restricted stock awards, restricted stock unit awards, performance awards and other awards that are not ISOs, nonstatutory stock options or stock appreciation awards and prohibits payment of dividends or dividend equivalents on unvested awards until the underlying awards have vested.
•Subject to applicable clawback policies. Awards granted under the 2024 Plan are subject to any the Company’s Clawback Policy and Supplemental Clawback Policy.
Summary of the 2024 Plan
Upon the effectiveness of the 2024 Plan, it will replace the 2020 Plan entirely, except with respect to awards outstanding under the 2020 Plan (if any), and no further awards will be available for grant under the 2020 Plan. Additionally, any awards that are cancelled or expire under the 2020 Plan (if any) will not be reissued. The principal provisions of the 2024 Plan are summarized below. However, this summary is not a complete description of all of the provisions of the 2024 Plan and is qualified in its entirety by the specific language of the 2024 Plan. A copy of the 2024 Plan is attached to this proxy statement as Annex A.
Awards
The 2024 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.
Eligibility
Any individual who is an employee of the Company or any of its affiliates, or any person who provides consulting or advisory services to the Company or its affiliates, including members of the Board, is eligible to receive awards under the 2024 Plan at the discretion of the plan administrator. As of April 10, 2024, we had approximately 90 employees and eight (8) directors that would be eligible to participate in the 2024 Plan. Consultants are eligible to receive awards pursuant to the 2024 Plan, but as the plan administrator shall have sole discretion to determine whether such consultants could receive an award, the number of consultants that could receive 2024 Plan awards is not determinable at this time.
Authorized Shares
Initially, the maximum number of shares of common stock that may be issued under the 2024 Plan after it becomes effective will not exceed 8,000,000 shares, subject to the adjustments described below. The maximum number of shares of common stock that may be issued on the exercise of ISOs under the 2024 Plan is also 8,000,000 shares. On April 10, 2024, the per share closing price of our common stock on the NYSE was $1.50 per share.
The maximum aggregate number of shares of common stock that may be issued under the 2024 Plan will be adjusted to include (i) any shares reserved for issuance under the 2020 Plan that remain available for grant pursuant to the 2020 Plan, which as of February 29, 2024 was 2,777,869 shares of common stock, (ii) shares underlying any outstanding awards granted under the 2020 Plan that, following the effective date of the 2024 Plan, terminate, expire, or are cancelled, forfeited or lapse for any reason, and (iii) any shares that would otherwise be issued or that are reacquired by the Company after the effective date of the 2024 Plan to satisfy a tax withholding obligation in connection with an award granted under the 2020 Plan. The aggregate number of shares for issuance under the 2024 Plan will be further adjusted to be reduced by the number of shares underlying any awards granted pursuant to an equity plan of an entity acquired by the Company or any affiliate through a business combination transaction, provided that such acquired entity is deemed an affiliate of the Company upon the closing of such transaction.
Awards granted under the 2024 Plan shall reduce the number of shares available for issuance under the 2024 Plan. The number of shares available for issuance under the 2024 Plan shall be further reduced by shares of common stock that are (i) withheld or tendered to pay the exercise price of an option granted under the 2024 Plan or (ii) to satisfy tax withholding obligations associated with an option or stock appreciation right granted under the 2024 Plan.
Furthermore, any shares of common stock that were (i) subject to a stock-settled stock appreciation right granted under the 2024 Plan that were not issued upon the exercise of such stock appreciation right or (ii) purchased by the Company on the open market with the proceeds from the exercise of an option granted under the 2024 Plan, shall not become available for grant under the Plan.
The following shares of common stock initially deducted from the shares available for issuance under the 2024 Plan will be added back and again become available for issuance under the 2024 Plan: (i) any shares of common stock that are not issued, forfeited back to or repurchased by the Company because of the expiration or termination of an award or a failure to meet a contingency or condition required for the vesting of an award; (ii) any shares of common stock that are reacquired by the Company to satisfy a tax withholding obligation in connection with an award (other than an option or stock appreciation right); and (iii) the settlement of an award in cash rather than shares of common stock.
Non-Employee Director Compensation Limit
The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (a) $750,000 in total value or (b) if such non-employee director is either Board Chair or first appointed or elected to the Board during such calendar year, $900,000 in total value.
Plan Administration
The Board, or a duly authorized committee thereof, will administer the 2024 Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of its officers the authority to (a) designate employees (other than officers) to receive specified stock awards and (b) determine the number of shares subject to such stock awards. Under the 2024 Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award; provided, however, that the 2024 Plan will have a minimum vesting schedule of one year for all awards, other than cash-based awards, shares issued in lieu of cash-based awards and awards granted in assumption or in substitution of an outstanding award previously granted by an entity acquired by the Company or an affiliate in a business combination transaction, provided that such acquired entity is deemed an affiliate of the Company upon the closing of such transaction. Vesting of an award may be accelerated (in whole or in part) upon a change in control transaction or qualifying termination of employment, as set forth within an individual award agreement, and up to 5% of the share reserve may be granted without regard to the minimum vesting requirement, so long as such awards are granted by the Board or the Compensation Committee.
Under the 2024 Plan, the Board also generally has the authority to effect, with the consent of any materially adversely affected participant, (a) the reduction of the exercise, purchase or strike price of any outstanding option or stock appreciation right, (b) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash or other consideration or (c) any other action that is treated as a repricing under GAAP, provided, however, that any such action that constitutes a repricing under then applicable stock exchange rules and listing standards will be subject to the approval of our stockholders.
Stock Options
ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of common stock on the date of grant. Options granted under the 2024 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
The plan administrator determines the term of stock options granted under the 2024 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with the Company or any of its affiliates ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of common stock previously owned by the optionholder, (d) a net exercise of the option if it is an NSO or (e) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.
Tax Limitations on ISOs
The aggregate fair market value, determined at the time of grant, of shares of common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or any of our subsidiaries unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards
Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards are generally granted in consideration for services provided to the Company or an affiliate, but if that the time of grant, the Board determines that any additional consideration must be paid, such consideration may be paid in any form of legal consideration that may be acceptable to the Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of common stock, a combination of cash and shares of common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards
Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration that may be acceptable to the Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms, subject to the minimum vesting requirements set forth in the 2024 Plan. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights
Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date granted. A stock appreciation right granted under the 2024 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator, subject to the minimum vesting requirements set forth in the 2024 Plan. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment, as determined by the Board and specified in the stock appreciation right agreement.
The plan administrator determines the term of stock appreciation rights granted under the 2024 Plan, up to a maximum of ten years. If a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards
The 2024 Plan permits the grant of performance awards that may be settled in stock, restricted stock, restricted stock units, cash or a combination thereof. Performance awards may be structured so that the consideration will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash are not required to be valued in whole or in part by reference to, or otherwise based on, common stock.
The performance goals may be based on any measure of performance selected by the Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board when the performance award is granted, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals, which may include the following actions: (a) exclude restructuring and other nonrecurring charges; (b) exclude exchange rate effects; (c) exclude the effects of changes to GAAP; (d) exclude the effects of any statutory adjustments to corporate tax rates; (e) exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under GAAP; (f) exclude the dilutive effects of acquisitions or joint ventures; (g) assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (h) exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (i) exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (j) exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under GAAP; and (k) exclude the goodwill and intangible asset impairment charges that are required to be recorded under GAAP.
Other Stock Awards
The plan administrator may grant other awards based in whole or in part by reference to shares of common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Dividends and Dividend Equivalents
Dividends and dividend equivalents may be paid or credited, as applicable, in respect of shares covered by a restricted stock award, a restricted stock unit award, a performance award or other awards that are not ISOs, nonstatutory stock options or stock appreciation awards. Dividends and dividend equivalents credited in connection with an award will vest and be paid only if and to the extent that the underlying award is vested. Dividend equivalents may be credited either in cash or in shares of common stock having a fair market value equal to the amount of such dividends.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2024 Plan, (b) the class and maximum number of shares by which the share reserve may increase each year, (c) the class and maximum number of shares that may be issued on the exercise of ISOs and (d) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Change in Control Transactions
The following applies to stock awards under the 2024 Plan in the event of a change in control (as defined in the 2024 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a change in control, the Board will take one or more of the following actions with respect to awards, contingent upon the closing or completion of the change in control:
•arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the change in control);
•arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
•accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such change in control as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the change in control), with such award terminating if not exercised (if applicable) at or prior to the effective time of the change in control;
•arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the award;
•cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the change in control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or
•make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (a) the value of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the change in control, over (b) any exercise price payable by such holder in connection with such exercise. This payment may be zero dollars if the value of the property is equal to or less than the exercise price. These payments may be delayed to the same extent that payment of consideration to the holders of common stock in connection with the change in control is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants. The Board may also take different actions with respect to the vested and unvested portions of an award.
Clawback Policies
All grants of awards under the 2024 Plan and all shares of common stock that may be issued in respect of awards that have been earned or have vested under the 2024 Plan will be subject to our Clawback Policy and Supplemental Clawback Policy as well as any other applicable policies that the Company may adopt. In addition, the Board may impose any other clawback or recoupment provisions in an award agreement, including but not limited to, a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon a termination for cause.
Amendment, Suspension or Termination
The Board has the authority to amend the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. The Board has the authority to suspend or terminate the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. The 2024 Plan will terminate on the ten-year anniversary of the effective date of the 2024 Plan. No ISOs may be granted after the earlier of the tenth anniversary of the date the Board adopts the 2024 Plan or the date stockholders approve the 2024 Plan. No stock awards may be granted under the 2024 Plan while it is suspended or after it is terminated but any awards granted prior to the date of such suspension or termination will generally remain in effect beyond the suspension or termination date.
New Plan Benefits
All awards granted under the 2024 Plan are made at the discretion of the Board or the plan administrator and the benefits and amounts that will be received or allocated under 2024 Plan are not determinable at this time.
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2024 Plan. The 2024 Plan is not qualified under the provisions of

Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on its generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the IRS, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Tax Consequences to the Company
Compensation of Covered Employees
The ability of the Company to obtain a deduction for amounts paid under the 2024 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.
Golden Parachute Payment
The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2024 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.
Vote Required
The affirmative vote of a majority of the outstanding shares of common stock present in person, including by remote communication as applicable, or represented by proxy and entitled to vote on the matter is required to approve this proposal and the 2024 Plan. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will have no effect on this proposal.
The Board recommends a vote for “FOR” the approval of the Hyliion Holdings Corp. 2024 Equity Incentive Plan.
DELINQUENT SECTION 16(A) REPORTS
Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors and persons holding more than 10% of our common stock are required to file with the SEC and the NYSE reports of initial ownership of our common stock and changes in ownership of such common stock. Based on our review, we have determined that all of our directors and executive officers complied with the Section 16(a) with the exception of the following Form 4 filings that were inadvertently made late: one for Mr. Panzer, four for Mr. Gallagher, one for Jose Oxholm, one for Cheri Lantz, and three for Greg Standley.
OTHER INFORMATION
Expense of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by the Company. Our solicitor, Morrow Sodali, may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Morrow Sodali $7,000 plus variable amounts for additional proxy solicitation services and reimbursement of reasonable expenses. We have also agreed to indemnify Morrow

Sodali against certain liabilities relating to, or arising out of, activities performed or services or advice furnished pursuant to its retention. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Company employees without additional compensation.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.
Stockholder Proposals for 2025
To be considered for inclusion in the proxy statement and proxy card for the 2025 Annual Meeting, proposals of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted in writing to the Corporate Secretary of the Company, at the address of our principal offices (see “General” on page 1 of this Proxy Statement), and must be received no later than November 21, 2024. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement; any submitted stockholder proposal must comply with the requirements of Rule 14a-8.
Our Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors before an annual stockholders’ meeting or to bring proposals before an annual stockholders’ meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Corporate Secretary of the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2025 Annual Meeting of Stockholders other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Corporate Secretary of the Company no earlier than the close of business January 21, 2025 and no later than the close of business February 20, 2025. However, if the 2025 Annual Meeting is more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the 2024 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the closing of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director candidate other than the Company’s nominees for consideration by the stockholders at the Company’s 2024 Annual Meeting must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”). Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than March 24, 2025, setting forth all of the information and disclosures required by Rule 14a-19. If the 2025 Annual Meeting is set for a date that is not within 30 calendar days of the anniversary of the date of the 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or by the close of business on the tenth calendar day following the day on which a public announcement of the date of the 2025 Annual Meeting is first made.
Householding and Availability of Proxy Materials
A copy of Annual Report to Stockholders accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each organization whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2023 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name stockholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact companysecretary@hyliion.com, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
If you would like an additional copy of the 2023 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting https://www.cstproxy.com/hyliion/2023. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to 1 State Street, Proxy Services New York, NY 10004, proxy@continentialstock.com, 917-262-2373. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future stockholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at https://www.cstproxy.com/hyliion/2024. Electronic delivery of stockholder communications helps save Hyliion money by reducing printing and postage costs.

The following Proxy Materials are available to you to review at: **https://cstproxy.com/hyliion/2024**

- the Company's Annual Report for the year ended December 31, 2023.
- the Company's 2024 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 20, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://cstproxy.com/hyliion/2024 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HYLIION HOLDINGS CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

HYLIION HOLDINGS CORP.

1202 BMC Drive, Suite 100
Cedar Park, Texas 78613

Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of Hyliion Holdings Corp., Inc. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on May 21, 2024, at 1:30 PM (CDT) by visiting: **https://cstproxy.com/hyliion/2024**.

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2024

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the Annual Meeting, please go to:
https://cstproxy.com/hyliion/2024

CONTROL NUMBER

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HYLIION HOLDINGS CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.

Please mark your votes like this **X**

1. Election of Directors.

NOMINEES
(1) Vincent Cubbage
(2) Thomas Healy
(3) Melanie Trent

FOR nominees listed to the left	WITHHOLD AUTHORITY to vote for nominees listed to the left	FOR ALL EXCEPT
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and Strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: To address such other matters as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

HYLIION HOLDINGS CORP.
2024 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: ____ _, 2024
APPROVED BY THE STOCKHOLDERS: ________ __, 2024
1.General.
(a)Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(c)Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date. From and after the Effective Date, no further awards shall be granted under the Prior Plan.
2.Shares Subject to the Plan.
(a)Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to Awards granted under the Plan from the Effective Date shall be (i) eight million (8,000,000) shares, plus (ii) the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding Prior Plan awards as of the Effective Date, plus (iii) the number of additional shares of Common Stock underlying awards under the Prior Plan as of the Effective Date to the extent that such awards thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason after the Effective Date, plus (iv) any shares of Common Stock that would otherwise be issued by the Company or that are reacquired by the Company after the Effective Date to satisfy a tax withholding obligation in connection with an award under the Prior Plan, minus (v) any shares of Common Stock underlying Substitute Awards.
(b)Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is eight million (8,000,000) shares.
(c)Share Reserve Operation.
(i)Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares of Common Stock pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares of Common Stock available for issuance under the Plan.
(ii) Reductions of Share Reserve. Awards on and after the Effective Date shall reduce the Share Reserve by the number of shares of Common Stock attributable to such Awards. The Share Reserve will also be reduced by any shares of Common Stock that are withheld by the Company or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date (1) to pay the exercise price of an Option granted under the Plan, or (2) to satisfy tax withholding obligations associated with an Option or SAR granted under the Plan, and such shares, upon net exercise or net settlement, shall not become available again for grant under the Plan. Any shares of Common Stock that were subject to a stock-settled SAR granted under the Plan that were not issued upon the exercise of such SAR on or after the Effective Date shall not become available again for grant under the Plan. Any shares of Common Stock that were purchased by the Company on the open market with the proceeds from the exercise of an Option granted under the Plan on or after the Effective Date shall not become available for grant under the Plan.
(iii)Reversion of Shares of Common Stock to Share Reserve. The following shares of Common Stock initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares of Common Stock that are not issued, forfeited back to or repurchased by the Company because of the expiration or termination of an Award or a failure to meet a contingency or condition required for the vesting of an Award and such shares, (2) any shares of Common Stock that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award (other than an Option or SAR), and (3) the settlement of an Award in cash (i.e., the Participant receives cash rather than shares of Common Stock).
3.Eligibility and Limitations.
(a)Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards; provided, however, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Common Stock.
(b)Specific Award Limitations.
(i)Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option, and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value, or (ii) in the event such Non-Employee Director is either (1) Chairperson of the Board, or (2) first appointed or elected to the Board during such calendar year, will not exceed $900,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
(d)Minimum Vesting Conditions. The Board or Plan Administrator, as applicable, may impose such restrictions on or conditions to the vesting (and/or exercisability with respect to an Option or SAR) as it determines, subject to a minimum vesting period for any Award (other than cash-based Awards, shares issued in lieu of cash-based Awards, and Substitute Awards) of one (1) year from the date of grant; provided, however, that vesting may be accelerated (in whole or in part) upon the occurrence of a Change in Control or a qualifying separation from service, as set forth in the Plan or the individual Award Agreement; and provided further, however, that up to five percent (5%) of the Share Reserve set forth in Section 2(a) above may be subject to Awards that do not meet such vesting (and, if applicable, exercisability) requirements, so long as such Awards are granted by the Board or Compensation Committee and not any designee of either the Board or Compensation Committee. Except as otherwise provided in Section 7(b)(iv) hereof, or in the Award Agreement or other written agreement between a Participant and the

Company or an Affiliate, vesting of Awards will cease upon termination of the Participant’s Continuous Service.
4.Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)by cash or check, bank draft or money order payable to the Company;
(ii)pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter, and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(g)Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(h)Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(i)Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Change in Control in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(j)Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
(k)No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive Dividend Equivalents with respect to the number of shares of Common Stock subject to such Option or SAR.
5.Awards Other Than Options and Stock Appreciation Rights.
(a)Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform

(through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)Form of Award.
(1)RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award, or the cash equivalent thereof. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)Consideration.
(1)RSAs: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2)RSUs: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement, and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(iv)Dividends and Dividend Equivalents. Dividends or Dividend Equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement. Any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting restrictions at the time of payment of such dividend shall be retained by the Company and remain subject to the same vesting condition as the share of Restricted Stock to which the dividend relates and shall be delivered, without interest, to the Participant within thirty (30) days following the date on which such restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent an RSU Award provides for the crediting of Dividend Equivalents, upon the payment of dividends on shares of Common Stock the Participant shall be credited with Dividend Equivalents either in cash or in shares of Common Stock having a Fair Market Value equal to the amount of such dividends. Dividend Equivalents that are accumulated prior to the vesting of the RSU Award shall vest and be payable at the same time as the underlying RSUs are settled following the date on which the RSU Award vests. If an RSU Award is forfeited, such accumulated Dividend Equivalents shall also be forfeited, and the Participant shall have no right to such Dividend Equivalents.
(v)Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award, provided that any such delay in settlement will be in compliance with Section 9(m).
(b)Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. The Award Agreement relating to a Performance Award (i) shall specify whether a Performance Award may be settled in shares of Common Stock, Restricted Stock, Restricted Stock Units, cash or a combination thereof, and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividends or Dividend Equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividends or Dividend Equivalents, with respect to the number of shares of Common Stock subject to such Award, if any; provided, however, any dividends or Dividend Equivalents with respect to a Performance Award that is subject to vesting or performance conditions shall be subject to the same restrictions and conditions as such Performance Award.

(c)Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. Any dividends or Dividend Equivalents with respect to an Other Award that is subject to vesting conditions shall be subject to the same restrictions as such the underlying Other Award.
6.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2.(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2.(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Change in Control. The following provisions will apply to Awards in the event of a Change in Control except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, the Board shall take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Change in Control:
(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control);
(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control;
(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;
(v)cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or
(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.  For clarity, this payment may be zero dollars ($0) if the value of the property is equal to or less than the exercise price.  Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.
(d)Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.Administration.
(a)Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Change in Control, for reasons of administrative convenience.

(vi)To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)To submit any amendment to the Plan for stockholder approval.
(ix)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii)To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that any such action that constitutes a repricing under then-applicable stock exchange rules and listing standards shall be subject to the approval of the Company’s stockholders.
(c)Delegation to Committee.

(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees, subject to Section 7(c)(ii) below. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.Tax Withholding
(a)Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.
(c)No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation, and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its

Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.Miscellaneous.
(a)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)Clawback/Recovery. All Awards granted under the Plan will be, and all shares of Common Stock that may be issued in respect of Awards that have been earned or have vested under the Plan will remain, subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law (including, for the avoidance of doubt, the Company’s Compensation Recovery Policy and Supplemental Compensation Recovery Policy, each as in effect on the Adoption Date and as each may be modified or replaced from time to time). In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(n)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder)

will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.Covenants of the Company.
(a)Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.Additional Rules for Awards Subject to Section 409A.
(a)Application. Unless the provisions of this Section 11 of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section 11 shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii)If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Award Agreement as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
12.Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Termination of the Plan.
The Board may suspend or terminate the Plan at any time; provided, however, that the Plan shall terminate on the ten (10) year anniversary of the Effective Date. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that unless otherwise expressly provided in an applicable Award Agreement, any Awards granted prior to the date of such suspension or termination shall remain in effect beyond such date in accordance with the terms thereof.

14.Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Change in Control.
(b)“Acquired Entity” means an entity acquired by the Company or an Affiliate through a merger, consolidation, combination, exchange of shares, acquisition or other business transaction, provided that upon the acquisition such entity is an Affiliate.
(c)“Acquired Entity Plan” means a shareholder-approved equity incentive plan established by an Acquired Entity and any awards outstanding thereunder.
(d)“Adoption Date” means the date the Plan is first approved by the Board.
(e)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(f)“Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(g)“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award, a Substitute Award, or any Other Award).
(h)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement may also include a separate Grant Notice and an agreement containing a written summary of the general terms and conditions applicable to the Award and which may be provided to a Participant along with the Grant Notice.
(i)“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants

(j)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(k)“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s conviction of any felony or any misdemeanor involving fraud or embezzlement; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) the refusal or willful omission by such Participant to perform any duties required of the Participant, which continues after a period of thirty (30) days following the Participant’s receipt of notice from the Company that it deems such conduct Cause for termination of employment; or (vi) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(l)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, a Change in Control must also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder):
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other

Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)there occurs a complete dissolution or liquidation of the Company, except for a liquidation into a parent corporation;
(iv)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(m)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(n)“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(o)“Common Stock” means the common stock of the Company, par value $0.0001 per share.
(p)“Company” means Hyliion Holdings Corp., a Delaware corporation.
(q)“Compensation Committee” means the Compensation Committee of the Board.
(r)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 registration statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(s)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(t)“Director” means a member of the Board.
(u)“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(v)“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w)“Dividend Equivalent” means a dividend equivalent right granted under the Plan which represents an unfunded and unsecured promise to pay to the Participant amounts equal to all or any portion of the regular cash dividends that would be paid on shares of Common Stock covered by a RSU Award, Performance Award or Other Award if such shares of Common Stock had been delivered pursuant to such Award.
(x)“Effective Date” means [●], 2024, the date the Plan is approved by the Company’s stockholders.
(y)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z)“Employer” means the Company or the Affiliate of the Company that employs the Participant.
(aa)“Entity” means a corporation, partnership, limited liability company or other entity.
(ab)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(ac)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(ad)“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(ae)“Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(af)“Grant Notice” means a notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ag)“Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ah)“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ai)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(aj)“Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(ak)“Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(al)“Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(am)“Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(an)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ao)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ap)“Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes any Grant Notice for the Option and any additional agreement containing a written summary of the general terms and conditions applicable to the Option and which may be provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(aq)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ar)“Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(as)“Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(at)“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(au)“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(av)“Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5.(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards.
(aw)“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be, but is not required to be, based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation;

earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(ax)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted, or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, which may include the following actions: (1) exclude restructuring and/or other nonrecurring charges; (2) exclude exchange rate effects; (3) exclude the effects of changes to generally accepted accounting principles; (4) exclude the effects of any statutory adjustments to corporate tax rates; (5) exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) exclude the dilutive effects of acquisitions or joint ventures; (7) assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(ay)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(az)“Plan” means this Hyliion Holdings Corp. 2024 Equity Incentive Plan.
(ba)“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(bb)“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(bc)“Prior Plan” means the Hyliion Holdings Corp. 2020 Equity Incentive Plan.
(bd)“Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(be)“Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5.(a).
(bf)“Restricted Stock” means shares of Common Stock that are issued pursuant to a Restricted Stock Award Agreement subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Restricted Stock Award Agreement.
(bg)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes any Grant Notice for the Restricted Stock Award and any agreement containing a written summary of the general terms and conditions applicable to the Restricted Stock Award and which may be provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(bh)“RSU Award” means an Award of Restricted Stock Units which is granted pursuant to the terms and conditions of Section 5.(a).

(bi)“Restricted Stock Unit” or “RSU” means a contractual right granted pursuant to a RSU Award Agreement representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable RSU Award Agreement.
(bj)“RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award. The RSU Award Agreement includes any Grant Notice for the RSU Award and any agreement containing a written summary of the general terms and conditions applicable to the RSU Award and which may be provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(bk)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(bl)“Rule 405” means Rule 405 promulgated under the Securities Act.
(bm)“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(bn)“Securities Act” means the Securities Act of 1933, as amended.
(bo)“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(bp)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(bq)“SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes any Grant Notice for the SAR and any agreement containing a written summary of the general terms and conditions applicable to the SAR and which may be provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(br)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding Common Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%; provided, however, that with respect to an Incentive Stock Option, “Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

(bs)“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by an Acquired Entity to such Acquired Entity’s employee or other service provider pursuant to an Acquired Entity Plan.
(bt)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.
(bu)“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
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